As filed with the Securities and Exchange Commission on August 31, 2010
Registration Nos. 33-47507
811-06652

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 52	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 54	☒

ARTIO GLOBAL INVESTMENT FUNDS

(Exact Name of Registrant as Specified in Charter)

330 Madison Avenue, New York, New York 10017
(Address of Principal Executive Offices)

Registrant’s Telephone Number:
(212) 297-3600

Anthony Williams
President
c/o Artio Global Management LLC
330 Madison Avenue
New York, New York 10017
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on March 1, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus

Artio Global Funds

	Class A	Class I

Artio Local Emerging Markets Debt Fund	[_____]	[_____]

January 1, 2011

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Artio Local Emerging Markets Debt Fund

Investment Objective

The investment objective of the Artio Local Emerging Markets Debt Fund is a high level of total return consisting of income and capital appreciation. The Fund is a non-diversified mutual fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

		Class A		Class I

Management Fees		[ ]	%	[ ]	%
Distribution and/or Service (12b-1) Fees		[ ]	%	[ ]	%
Other Expenses(1)		[ ]	%	[ ]	%
• [Dividend Expense on Securities Sold Short and Interest Expense on Borrowings]	•	•		•
Acquired Fund Fees and Expenses		[ ]	%	[ ]	%
Total Annual Fund Operating Expenses		[ ]	%	[ ]	%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year, all dividends and capital gains distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A	$[ ]	$[ ]
Class I	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund normally invests in a non-diversified portfolio of fixed income instruments denominated in emerging market currencies. The Adviser’s investment process is centered on analyzing macroeconomic factors across emerging market countries. These include an evaluation of interest rates, monetary and fiscal policies, expectations for inflation, trade and current account balances, budgets, political environments and other considerations. Decisions related to specific sectors of the market are driven by the Adviser’s expectations concerning U.S. and global economic cycles.

•

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income instruments including forward foreign exchange contracts denominated in emerging market currencies. The Fund may invest in derivatives denominated in any currency and such instruments will be included under the 80% of net assets policy provided the underlying asset is a fixed income instrument denominated in an emerging market currency. In defining emerging markets, the Adviser may consider, but is not bound by the classifications of the World Bank and will generally invest in countries other than the U.S., Japan, Australia,

Canada, New Zealand and the developed countries in Western Europe. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy.

•	The Fund will invest in fixed income instruments issued by governments, supranational entities, quasi–governmental institutions and corporations that are economically tied to the emerging markets.

•

The Fund will be managed to have a duration of approximately plus or minus four years relative to its benchmark, which is currently the JPM Global Bond Index –Emerging Markets Global Diversified Index. As of [_________], the duration of the JPM Global Bond Index -Emerging Markets Global Diversified Index was [__] years. Please go to [www.artioglobal.com/documents/factsheet__.pdf] for more current information on the Fund’s duration.

•

The Fund may invest in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in an underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, options on futures, swaps, warrants, and structured notes. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A futures contract commits the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk.

•	The Fund may invest in below investment grade securities.

•	The Fund may invest in emerging market currencies which may be accomplished through the use of forward foreign exchange contracts or other derivative instruments.

•	The Fund may, but is not required to, hedge its exposure to non-US currencies.

•	The Fund may engage in short sales.

Principal Investment Risks

Global securities markets and the world economy have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund. Investments in the Fund carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund:

•

Diversification Risk: As a non-diversified mutual fund, the Fund may invest a greater portion of its assets in the securities of a single issuer or similar types of issuers, and, as a result, may be subject to greater fluctuations in share price due to changes in the market value of a single investment or similar types of investments.

•

Foreign Investment Risk: The Fund will invest in foreign securities which may lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, expropriation or other confiscation or capital controls, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•

Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in countries of Central and Eastern Europe and former states of the Soviet Union, including Russia, are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities.

•

Foreign Currency Transaction Risk: As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

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•

Short Sale Risk: A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

•

Below Investment Grade Securities Risk: The Fund’s investments in lower quality debt securities are generally more speculative, less liquid and subject to higher incidence of default than investment grade securities.

•

Maturity Risk: The Fund’s investments in fixed income securities may lose value because of declines in the bond market; longer-term securities are generally more volatile. Duration takes into account the pattern of a security’s cash flow over time, including the way cash flow may be affected by prepayments and interest rate changes.

•

Interest Rate Risk: The Fund’s fixed income investments are subject to interest rate risk which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net asset. Interest rate fluctuations tend to have a greater impact on fixed income-securities with longer durations.

•

Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond will be unable to repay interest and principal in a timely manner. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

•

Prepayment Risk: The principal amount of the mortgages underlying the Fund’s investments in mortgage-related securities may be prepaid, generally when interest rates fall, which may cause the Fund’s income to decline.

•

Liquidity Risk: Particular investments may be difficult to purchase or sell such as fixed-income securities which have not received any credit ratings, below investment grade securities or securities that are not widely held. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Regulatory Risk: Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

•

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or rate. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.

The Fund may substantially increase its use of derivatives in response to unusual market conditions that limit the Fund’s investment opportunities.

•

Leveraging Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

•

Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•

Redemption Risk. The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or

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frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Funds wishes to or is required to sell are illiquid.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

Fund Management

Artio Global Management LLC is the Fund’s investment adviser. The individuals primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/ Fund Title	Since	Primary Title with Investment Adviser

Elena Liapkova, CFA Vice President	January 2011	Vice President

Donald Quigley, CFA Vice President	January 2011	Senior Vice President and Head of Global Fixed-Income

Purchase and Redemption of Fund Shares

Purchase Minimums	Class A		Class I

Type of Investment	Initial Investment	Additional Investment	Initial Investment	Additional Investment

Regular Account	$1,000	$ 1,000	$1,000,000	No minimum amount

Individual Retirement Account (IRA)	$100	No minimum amount	$1,000,000	No minimum amount

Tax deferred retirement plan other than an IRA	$100	No minimum amount	$1,000,000	No minimum amount

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Quasar Distributors, LLC, who is located at 615 East Michigan Street, Milwaukee, WI 53202. At the Adviser’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Artio Global Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

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Payments to Brokers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fund Strategies and Risks

Investment Objective

The Local Emerging Markets Debt Fund seeks to provide a high level of total return consisting of income and capital appreciation. The Fund is a non-diversified mutual fund.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income instruments including forward foreign exchange contracts denominated in emerging market currencies. The Fund may invest in derivatives denominated in any currency, and derivatives denominated in any currency will be included under the 80% of net assets policy noted in the prior sentence so long as the underlying asset of such derivatives is a fixed income instrument denominated in the currency of an emerging market country. In defining emerging markets, the Adviser may consider, but is not bound by the classifications of the World Bank `and will generally invest in countries other than the U.S., Japan, Australia, Canada, New Zealand and the developed countries in Western Europe. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy.

The Fund may invest in fixed income instruments that are economically tied to emerging market countries. The Fund generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

The Fund seeks to achieve its goal by investing primarily in a non-diversified portfolio of fixed income securities issued or guaranteed by the foreign governments or their agencies, instrumentalities or political subdivisions, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank), municipalities and corporations in emerging markets. The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that the Adviser expects to benefit from anticipated changes in economic and market conditions.

The Adviser expects the Fund’s portfolio to have a duration of approximately plus or minus four years relative to its benchmark, which is currently the JPM Global Bond Index-Emerging Markets Global Diversified Index. Longer-term fixed income securities can have higher fluctuations in value. If the Fund holds such securities, the value of the Fund’s shares may fluctuate more in value as well.

The Fund may invest in the aggregate up to 20% of its net assets in investments other than fixed income instruments denominated in emerging market currencies and the currency of emerging countries including (without limitation) global equity securities and fixed income securities, such as government and corporate debt of developed country issuers. The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs).

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may, but is not required to enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest in a combination of investment grade fixed income instruments and below investment grade fixed income instruments. The Fund does not limit the amount it may invest in securities rated below investment grade.

The Fund may engage in short sales.

The Fund may invest in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price

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risk. Derivatives may include, but are not limited to, futures contracts, forward foreign exchange contracts (“forward contracts”), non-deliverable forwards, options, swaps, warrants and structured notes.

–

Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk.

–

A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure.

–

A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility).

–

An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

–

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

–

Warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash.

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Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes and non-hedging purposes to seek to enhance returns. When the Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Fund.

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Security Types

Derivatives include futures contracts, forward contracts, options, nondeliverable forwards, swaps, warrants and structured notes. Derivatives are financial instruments, the value of which is derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates (such as the S&P 500 Index or the prime lending rate). Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Forward contracts are obligations to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A nondeliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants give a holder the right to buy or sell a specific bond issue or interest rate index at a set price. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

Depository receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depository Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depository Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depository Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Exchange Traded Funds including exchange-traded index and bond funds, are a type of investment company whose investment objective is to achieve returns similar to that of a particular market index.

Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI.

Foreign Government Debt Securities are debt securities that are issued or guaranteed by a foreign government or its agencies or instrumentalities. The Fund generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

Mortgage-Backed and other Asset-Backed Securities are pools of residential or commercial mortgages or other assets whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal.

Private Placement and Other Restricted Securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”). They are eligible for sale only to certain eligible investors. Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A). These securities may not be considered “readily marketable” because they may be subject to legal or contractual delays in or restrictions on resale.

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Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBS”) are not issued or guaranteed by the U.S. Treasury. These securities are backed by the credit of the issuer or the ability of the issuer to borrow from the U.S. Treasury.

General Strategies Applicable to the Fund

The Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolio, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long the Fund will employ a defensive strategy. It is possible that that such investments could affect the Fund’s investment return and/or the ability to achieve its investment objective.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Risks of Investing in the Fund

Global securities markets and the world economy experienced severe distress and market turbulence during the second half of 2008 and the first quarter of 2009. The U.S. Government took steps on various initiatives in order to stabilize the U.S. economy and financial systems. Other governments in the developed world and in the emerging markets also took steps to stabilize their economies and financial systems. The Adviser carefully monitors political and economic developments. Volatility in the international and U.S. markets may result in significant periods of inflation or deflation, currency devaluations, national defaults, municipal defaults, major bank defaults, corporate defaults and bankruptcies, all of which may have adverse effects on the portfolio and custodian/sub-custodian of the Fund. These conditions may persist for an indefinite period of time.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

As is always the case, Fund investors need to make their own assessments of these economic and political risks before making an investment. Investors may lose some or all of their investment in the Fund.

The table below provides a summary of the risks of investing in the Fund. For additional information regarding these risks, please see the “Risks of Investing in the Funds” section of this Prospectus.

LEMDF

Below Investment-Grade Securities Risk/High Yield Risk	X
Counterparty or Third Party Risk	X
Credit Risk	X
Custody/Sub-Custody Risk	X
Derivatives Risk	X
Diversification Risk	X
Emerging Market Risk	X
Exchange Traded Funds Risk	X
Extension Risk	X
Foreign Currency	X

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Transaction Risk
Foreign Government Securities Risk	X
Foreign Investment Risk	X
Government Securities Risk	X
Interest Rate Risk	X
Issuer Risk	X
Leveraging Risk	X
Liquidity Risk	X
Management Risk	X
Maturity Risk	X
Mortgage-Related or Other Asset-Backed Securities Risk	X
Prepayment Risk	X
Private Placement and Other Restricted Securities Risk	X
Regulatory Risk	X
Securities Selection Risk	X
Securities Lending/Collateral Risk	X
Short Sale Risk	X
Stock Market Risk	X
Valuation Risk	X
Warrants Risk	X

          Please refer to the SAI for a more complete description of these and other risks of investing in the Fund.

Below Investment-Grade Securities Risk/High Yield Risk. The Fund may invest in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered riskier than investment grade securities with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Counterparty or Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the fund.

Credit Risk. The value of a debt security is directly affected by the issuer’s ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest on time. The value of the Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of the Fund’s investments in debt securities deteriorates or is perceived to deteriorate, the value of those investments could decline and the value of the Fund’s shares could decline. The Fund may also be subject to credit risk to the extent that it engages in financial transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risks that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Custody/Sub-Custody Risk. The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign

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currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability.

Derivatives Risk. Investing in derivatives involves special risks including: (1) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (2) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (3) the risk that a particular derivative is valued incorrectly; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; (7) leverage; and (8) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

These risks may increase when the Adviser uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Adviser’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Diversification Risk. A non-diversified fund may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund. As such, a non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may result in greater fluctuation in the value of a non-diversified fund’s shares. This lack of broad diversification may cause a non-diversified fund to be more susceptible to adverse economic, political, regulatory or other developments than a diversified fund.

Emerging Market Risk. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed countries. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation. Investments in companies that are based in emerging market countries may have a more limited number of potential buyers. A market swing in one or more countries or regions where a fund has invested a significant amount of its assets, such as Central and Eastern Europe and the former states of the Soviet Union, including Russia, may have a greater effect on a fund’s performance than it would in a more geographically diversified portfolio. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures and heightened operational risks, including risks related to foreign securities custody. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be highly volatile and are considered more risky than investments in developed markets.

Extension Risk. An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Exchange Traded Fund Risk. Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Finally,

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there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Foreign Currency Transactions Risk. Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. To manage this risk, the Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase the Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of the Fund’s foreign currency exposure back into the U.S. dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund’s hedge. The Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from the potential appreciation of such currency relative to U.S. dollar or to other currencies in which the Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Fund assets. The Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk. Investments in the securities of foreign issuers entail risks that are not present in domestic securities investments. Because foreign securities are normally denominated and traded in foreign currencies, they are subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, restrictions and limits on foreign ownership, limited legal recourse, prohibitions on the repatriation of foreign currencies and other considerations. Income that the Fund receives from investing in foreign securities may be subject to withholding and other taxes, which reduces the yield. There may be less information publicly available about a foreign issuer and many foreign companies are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, foreign settlement procedures and trade regulators involve increased risk (such as delay in payment or delivery of securities) of domestic investments.

In the past, equity and debt instruments in foreign markets have had more frequent and larger price changes than those of U.S. markets. In addition, the willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other reserves.

Foreign securities may be subject to political risk. Foreign securities of certain countries are subject to political instability, which may result in revolts and the confiscation of assets by governments. Investments in countries of Central and Eastern Europe and former states of the Soviet Union, including Russia, are subject to greater risk of expropriation of private industry and a partial or total loss of an investment in such foreign securities. These countries were under Communist systems that took control of private industry. Expropriation of private industry could occur again in this region or in other regions in which the Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

Foreign securities are also subject to risks of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, or financial instability, in which case the Fund may lose all or part of its investments in that country’s issuers.

Foreign Government Securities Risk. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities that issue them. In addition to Emerging Market Risk, Foreign Currency Transaction Risk and Foreign Investment Risk, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by governments of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to a “Brady Bonds”.

Government Securities Risk. Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on Securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department or Veterans Affairs. U.S. Government agencies or government-sponsored entities

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(i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund that holds securities of the entity will be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC (as amended February 18, 2009) pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. The liquidity backstop and the mortgage-backed securities purchase program terminated on December 31, 2009. The Preferred Stock Purchase Agreement was amended in January 2010 to raise the cap on the U.S. Treasury’s Funding Commitment to each company to $200 billion plus all cumulative losses incurred over the next three years.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Interest Rate Risk. The prices of debt securities are generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. In general, the longer the maturity of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Some debt securities give the issuer the right to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund may have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Issuer Risk. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities.

Liquidity Risk. The Fund may invest to a greater degree in securities that trade in lower volumes and may make investments that may be less liquid than other investments. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Fund or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.

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Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, and emerging market issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

To the extent that the Fund’s principal investment strategies involve foreign securities, derivatives with substantial stock-market and/or credit risk, the Fund will tend to have the greater exposure to liquidity risk.

Recent instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities has significantly decreased the liquidity of portfolios that invest in mortgage-backed and other asset-backed securities. In the event of redemptions, the Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, the Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely affect the Fund’s net asset value.

The current market instability has also made it more difficult to obtain reliable values for the Fund’s portfolio securities based on market quotations. In the absence of market quotations, the Adviser values such portfolio securities at “fair value” under procedures established by the Fund’s Board. There may be fewer external, objective sources of pricing information, which makes determining the “fair value” of securities more difficult to determine; thus judgment plays a greater role.

Management Risk. The Fund is subject to risk that the Adviser will make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will achieve the desired results for the Fund.

Maturity Risk. Prices of fixed income securities may lose value because of declines in the bond market. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Maturity generally measures the time until the debt must be repaid. Duration takes into account the pattern of a security’s cash flow over time, including the way cash flow may be affected by prepayments and interest rate changes.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund may invest in a variety of mortgage-related and other asset-backed securities which may be subject to additional risks. In general, rising interest rates tend to extend the duration of fixed rate mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk, which is the risk that in a period of declining interest rates, borrowers may pay off their mortgages sooner then expected. Prepayment can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates.

At times instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities may significantly decrease the liquidity of portfolios that invest in mortgage-backed and other asset-backed securities. In the event of redemptions, the Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, the Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can affect impact the Fund’s performance.

Prepayment Risk. Prepayments of mortgages and mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The cash received from prepayments will, therefore, usually be reinvested at a lower interest rate than the original investment, lowering the Fund’s yield. During periods of falling interest rates mortgage-backed securities may be less likely to increase in value than other debt securities. Prepayments could also create capital gains tax liability in some instances.

Private Placements and Other Restricted Securities Risk. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements

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comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to information available on U.S. companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Securities Lending/Collateral Risk. The Fund’s securities lending program is subject to borrower default risk (e.g. the borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders. Securities lending may also impact the availability of foreign tax credits, where applicable.

Securities Selection Risk. The risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Adviser’s selection of securities for the Fund

Short Sale Risk: The Fund may engage in short sales. A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale

Stock Market Risk. Prices of common stocks may decline over short or extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to be cyclical, and common stock prices tend to fluctuate more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of the Funds’ investments would likely decline.

A company’s stock performance can also be adversely affected by specific factors related to that Fund’s investments in particular companies, industries or sectors. This risk is generally higher for small-and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Valuation Risk. For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Fund is required to fair value its investments. The Fund may rely on the quotations furnished by pricing services or third parties, including broker dealers and counterparties to price these investments, which may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, Funds, in general, have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the net asset value.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a total loss of the Fund’s entire investment therein).

Other Potential Risks. The Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolio, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long the Fund will employ a defensive strategy. It is possible that that such investments could affect the Fund’s investment return and/or the ability to achieve its investment objective

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Portfolio Holdings

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings to minimize the risk that other participants in the market, acting in concert or individually, could develop or obtain a listing of the Fund’s current portfolio holdings and use that information in a way that could negatively affect the Fund’s portfolio or the Fund’s subsequent portfolio trading activity. Please see the SAI for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

The Fund’s top ten holdings and other information as of month-end are available and are posted on the Fund’s website at www.artiofunds.com no earlier than five calendar days after such month’s end. This information will remain on the Fund’s website, at a minimum, until the following month-end’s information is available. Complete portfolio holdings of the Fund as of month-end are available and posted on the Fund’s website at www.artiofunds.com no earlier than the first business day following the next calendar month’s end. The complete portfolio holdings information will remain available on the Fund’s website until the respective Fund files a Form N-Q or annual or semi-annual report with the SEC for the period that includes the date of the information.

FUND MANAGEMENT

Investment Adviser

Artio Global Management LLC, a Delaware limited liability company, is a registered investment adviser (the “Adviser”) located at 330 Madison Avenue, New York, NY 10017 and is responsible for running all of the operations of the Fund, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. As of [________], the Adviser had total assets under management of approximately $[ ] billion.

The Adviser, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. (“Artio Global Investors”), a Delaware corporation. Artio Global Investors conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange on September 24, 2009.

Currently, approximately 53% of the shares in Artio Global Investors have been issued to the public while approximately 28% are owned by GAM Holding Ltd., (the firm’s former sole stockholder). In addition, Richard Pell (Chairman, CEO and CIO) and Riad Younes (Head of International Equities) each have ownership interests of approximately 9.5%. GAM Holding Ltd. an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

Under the advisory agreement for the Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of [0.__]% of the average daily net assets of the Fund. The Adviser has agreed to reimburse the Fund for expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of [0.__]% and [0.__]% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “Fees and Expenses of the Fund” in the “Fund Summary” section of this Prospectus for more information regarding the Expense Limitation of the Fund.]

A discussion regarding the Board’s consideration of the Investment Advisory Agreement will be available in the semi-annual reports for the period ended April 30, 2011.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser’s view will assist Fund investors in establishing and maintaining a relationship with the Fund. See “Distribution and Shareholder Servicing Plans”.

Portfolio Management of the Fund

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund. For additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Fund, please consult the Fund’s SAI.

Elena Liapkova, CFA, portfolio manager of Local Emerging Markets Debt Fund (since 2011). Ms. Liapkova is a Vice President of the Adviser (since 2005), and is a Global Fixed Income Portfolio Manager and Analyst. Prior to joining the Adviser, Ms. Liapkova served as an Emerging Markets Sovereign Risk Manager at Bear Stearns (2003-2005).

Donald Quigley, CFA, portfolio manager of Local Emerging Markets Debt Fund (since 2011) and Total Return Bond Fund (since 2001). He is Senior Vice President and Head of Global Fixed Income of the Adviser (since 2001).

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INVESTING IN THE FUND

Pricing of Fund Shares

The Fund’s share price, also called net asset value (“NAV”), is determined as of the close of trading (normally 4:00 p.m., Eastern Time) every day the New York Stock Exchange (“NYSE”) is open. The Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of the Fund. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in good order by the Fund or its authorized agents. A request is in good order when the Fund or its authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Fund’s or its authorized agents’ procedures. The offering price is the NAV. The Fund may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The Adviser, through its pricing committee (the “Pricing Committee”), is primarily responsible for daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the valuation procedures approved by the Board (the “Valuation Procedures”).

The Fund’s assets for which market quotations are readily available are valued at fair market value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and asked prices. Fixed income securities are generally valued using prices provided directly by independent third party pricing services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent the Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

When market quotations are not readily available, or if the Adviser believes that such market quotations are not accurate, the fair value of the Fund’s assets will be determined in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Adviser, through its Pricing Committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. While the Fund has policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

Purchasing Your Shares

➢	Investor Alerts:

◆	The Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

◆	Shares of the Fund have not been registered for sale outside of the United States and its territories.

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

Share Classes

The Fund offers two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee and/or shareholder services fee. Class I shares do not pay these fees.

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Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, registered investment advisers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Investment Minimums

	Class A		Class I

Type of Investment	Initial Investment	Additional Investment	Initial Investment

Regular Account	$1,000	$1,000	$1,000,000	*

Individual Retirement Account (IRA)	$100	No minimum amount	$1,000,000	*

Tax deferred retirement plan other than an IRA	$100	No minimum amount	$1,000,000	*

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Certain related accounts may be aggregated at management’s discretion for purposes of meeting the initial minimum investment. For example, the Funds permit complex-wide aggregation so that a shareholder can meet the minimum initial investment in any one Fund if they have a $1 million combined investment in the Funds. Account minimums do not apply at the sub-account level for plan participants of 401(k) plans and for accounts within a fee-based advisory program. These fee-based asset advisory programs include, but are not limited to, wrap fee programs, asset allocation programs, model-based platforms, asset based fee programs, or assets linked to fee-based registered investment advisors. The Funds and the Distributor, at their discretion, may waive the minimum initial investment requirements.

*	There is no minimum subsequent investment for Class I shares.

You may purchase Class I shares only if you meet one of the above-stated criteria under “Share Classes” and you meet the mandatory monetary minimums set forth in the table. Class I Shares are registered to be offered by the Funds and are not subject to a sales charge or any Rule 12b-1 fees. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may also purchase Class I shares with no minimum initial investment requirement: Board members and officers of the Fund, the Artio Global Investors Employees 401(k) Savings Plan and the Artio Global Investors Retirement Plan. The Fund, at its discretion, may waive the minimum initial investment requirements for other categories of investors.

You can invest in Fund shares in the following ways:

•	Through A Broker

◆

You can purchase shares through a broker that has a relationship with Quasar Distributors, LLC (“Quasar” or “Distributor”), the distributor of the Fund’s shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

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If you buy shares through a broker, the broker is responsible for forwarding your order to U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or directly with the Fund by 4:00 p.m. (Eastern Time) on a day when the NYSE is open for regular trading, you will receive that day’s price and be invested in the Fund on that day.

◆

As noted above, the Distributor has entered into contractual agreements pursuant to which orders received by your broker before the close of the NYSE will be processed at the NAV determined on that day if received by the Transfer Agent in a timely manner. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern Time) and to protect the Fund from prohibited activity by brokers.

◆

You may also be able to purchase shares through a broker that does not have a direct relationship with the Distributor. Orders from such a broker received by the Transfer Agent by 4:00 p.m. (Eastern Time) on a day when the NYSE is open for regular trading will be effected that day. Your broker may charge you a transaction fee. Please discuss any transaction fees with your broker.

◆

You may add to an account established through any broker by contacting your broker directly. If you purchase shares through an intermediary, that party is responsible for transmitting your orders to purchase and sell shares.

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•	Through Retirement Plans

Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts.

For information about investing in Class A or Class I shares of the Fund through a Traditional or Roth IRA, Coverdell Education Savings Account, individual 403(b)(7) custodian account, Keogh plan or Section 529 college savings account, an investor should telephone the Transfer Agent at (800) 387-6977 or write to the Transfer Agent at the address shown on the back cover of the Prospectus. Class I shares are not appropriate for IRA accounts other than IRA rollover accounts.

➢	Investor Alert: You should consult your tax adviser about the establishment of retirement plans.

◆

You may invest in the Fund through various Retirement Plans. The Fund’s shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

◆	Please refer to directions received through your employer’s plan, the Transfer Agent or your financial adviser.

◆	For further information about any of the plans, agreements, applications and annual fees, contact the Transfer Agent, your retirement plan administrator or your financial adviser.

•	Purchases by Mail

To make an initial purchase of Class A or Class I shares by mail:

◆	Complete an Application.

◆	Mail the Application, together with a check made payable to Artio Global Investment Funds:

BY MAIL:	BY OVERNIGHT OR
Artio Global Funds	EXPRESS MAIL TO:
c/o U.S. Bancorp Fund	Artio Global Funds
Services, LLC	c/o U.S. Bancorp Fund
P.O. Box 701	Services, LLC
Milwaukee, WI 53201-0701	615 East Michigan Street,
3rd Floor,
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Payment should be made in U.S. dollars with checks drawn on a U.S. bank, savings and loan, or credit union. The Fund does not accept third party checks, foreign checks, U.S. Treasury checks, credit card checks, starter checks, money orders, cashier’s checks under $10,000, or cash. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To make a subsequent purchase by mail:

◆

Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your most recent confirmation statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the USA Patriot Act of 2001, please note that the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be

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allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Fund’s Transfer Agent at (800) 387-6977 if you need additional assistance when completing your application.

•	Purchases by Wire

To make an initial purchase of Class A or Class I shares by wire:

◆

If you are making an initial investment in the Fund, before you wire funds, please contact the Artio Global Funds at (800) 387-6977 to make arrangements with a Service Representative to submit your completed application via mail or overnight delivery. Upon receipt of your application, your account will be established and a Service Representative will contact you to provide an account number and wiring instructions. You may then contact your bank to initiate the wire (your bank may charge a fee). Wire funds to:

U.S. Bank, N.A.,
777 East Wisconsin Avenue,
Milwaukee, WI 53202,
ABA No. 075000022
Credit U.S. Bancorp Fund Services, LLC,
DDA No. 112-952-137
Attn.: Artio Global Funds, Fund Name
For: Account Name (Name of Investor) and Account Number.

◆	The wire must specify the Fund in which the investment is being made, account registration, and account number.

◆

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

To make a subsequent purchase by wire:

◆	Before sending your wire, please contact the Artio Global Funds at (800) 387-6977 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Automatic Investment Plan (AIP)

Once your account has been opened, you may make regular monthly or quarterly investments automatically in amounts of not less than $100 per month in Class A Shares of the Fund. You will need to complete the appropriate section of the application to do this, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payments, the Fund’s Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to effective date. Call the Fund at (800) 387-6977 for further information. If you redeem shares purchased via the AIP within 15 days, the Transfer Agent may delay payment until it is assured that the purchase has cleared your account.

Processing Organizations

You may purchase shares of the Fund through a “Processing Organization” (for example, a mutual fund supermarket), which includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Fund and/or the Adviser. The Fund has authorized certain Processing Organizations to accept purchase and sale orders on its behalf. Before investing in the Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

◆	charge a fee for its services;

◆	act as the shareholder of record of the shares;

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◆	set different minimum initial and additional investment requirements;

◆	impose other charges and restrictions; and

◆	designate intermediaries to accept purchase and sale orders on the Fund’s behalf.

The Fund considers a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization’s procedures. These orders will be priced based on the Fund’s NAV determined after such order is accepted. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern Time) and to protect the Fund from prohibited activity by brokers.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Fund. Certain Processing Organizations may receive compensation from the Fund, the Adviser or their affiliates. See “Distribution and Shareholder Servicing Plans.”

Additional Information

If your purchase transaction is canceled due to nonpayment or because your wire, check or AIP does not clear, you will be responsible for any loss the Fund or its agents incur and you will be subject to a fee of $25.00. If you are an existing shareholder, shares will be redeemed from other accounts, if necessary, to reimburse the Fund and you will be liable for any losses or fees incurred by the Fund or its agents. In addition, you may be prohibited or restricted from making further purchases.

Exchanging Your Shares

Exchange Privilege

Shareholders may exchange shares of the Fund for shares of the appropriate class of any other Fund of the Artio Global Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this fund) or the Artio Global Equity Fund Inc. on any business day. This exchange privilege may be changed or canceled by the Fund at any time upon 60 days’ notice. The minimums for purchasing apply for exchanges. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another such that an exchange may therefore have tax consequences. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day’s closing NAVs.

To exchange Class A or Class I shares, contact the Transfer Agent directly. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. You should submit your written exchange request to the Transfer Agent at the address under “Purchase by Mail.” In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

The Fund’s Purchase Blocking Policy applies to purchases via exchange. See “Purchase Blocking Policy” below.

•	Exchanges by Telephone

To exchange Class A or Class I shares by telephone:

◆	Call (800) 387-6977.

◆	Shares exchanged by telephone must adhere to the minimum investment requirements.

◆	Exchange requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV determined on the next business day.

◆	During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange.

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You should follow the procedures for exchanges by mail if you are unable to reach the Fund by telephone, but send your request by overnight courier to: Artio Global Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

◆	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Artio Global Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by the Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

•	Exchanges by Mail

To exchange Class A or Class I shares by mail:

◆	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

◆	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

◆	For further information, call (800) 387-6977.

Redeeming Your Shares

How to Redeem Shares

You may redeem shares of the Fund on any day the NYSE is open, through your financial intermediary. The price you receive is the NAV per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you on the next business day, but no later than seven days following redemption. However, if any portion of shares redeemed represents an investment made by check, payment of the proceeds may be delayed until the Transfer Agent is reasonably satisfied that the check has been cleared. This may take up to fifteen business days from the purchase date. Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Your right to redeem your shares could be suspended during certain circumstances.

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•	Redeeming Shares by Mail

To redeem Class A or Class I shares by mail:

Send a signed letter of instruction to: Artio Global Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201- 0701. The letter of instruction should include the Fund Name, Shareholder Name, Account Number, the amount or shares to be redeemed and a signature guarantee if required.

◆	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

◆

Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee may be required in additional situations as described under “Signature Guarantee Required.” A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund’s Transfer Agent.

◆	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

◆	For further information, call (800) 387-6977.

•	Redeeming Shares by Telephone

To redeem Class A or Class I shares by telephone:

◆

Call (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is typically closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

◆	Specify the amount of shares you want to redeem (minimum $500, maximum $50,000)[1]

◆	Provide the account name, as registered with the Fund, and the account number.

◆

Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration, (ii) wired to an account at a commercial bank that you have previously designated or (iii) sent via electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account. A $15.00 fee is charged to send proceeds by wire. This charge is subject to change without notice. Your bank may charge a fee to receive wired funds. There is no charge to send proceeds by ACH, however, credit may not be available for two to three days.

◆

During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Artio Global Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

◆	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

◆

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

[1]	Special consideration may be given to certain omnibus or retirement accounts.

To redeem Class A or Class I shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Artio Global Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures may need to be guaranteed or authenticated by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund’s Transfer Agent. For specific information, call (800) 387-6977. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice. Once a telephone transaction has been placed, it cannot be canceled or modified.

If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

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Through the Systematic Withdrawal Plan (“SWP”)

If you have an account value of $10,000 or more in Class A shares of the Fund, you may redeem Class A shares on a monthly, quarterly or annual basis. The minimum withdrawal for Class A shares is $500. You may enroll in a SWP by completing the appropriate section on the Application. You may change your payment amount or terminate your participation by contacting the Transfer Agent five days prior to effective date.

Signature Guarantee Required

For your protection, a signature guarantee is required for Class A and Class I shares in the following situations:

◆	If ownership is changed on your account

◆	When redemption proceeds are payable or sent to any person, address or bank account not on record

◆	If a change of address request was received by the Transfer Agent within the last 15 days

◆	Any redemption of shares with a value of more than $50,000

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Low Account Balances

The Fund may sell your Class A shares if your account balance falls below $1,000, as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Fund may exchange your Class I shares for Class A shares of the Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Fund will let you know if your shares are about to be sold and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

◆	Special consideration: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

Receiving Sale Proceeds

Redemption payment will typically be made on the next business day, but no later than the seventh business day, after receipt by the Fund’s Transfer Agent of the redemption request and any other necessary documents.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Excessive Purchases and Redemptions or Exchanges

The Fund’s Board has adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Fund or its agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio. For example, such practices may result in the Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that the Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Fund’s valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to

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benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) may trade infrequently. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Fund has procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Fund’s valuation time. To the extent that the Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Fund has procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Fund’s valuation time. To the extent that the Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund discourages and does not knowingly accommodate frequent purchases and redemptions of Fund shares. The Fund reserves the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to the Fund.

The Fund has adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from making an investment in the Fund or making exchanges among Funds for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Fund are required to implement this purchase blocking policy or another policy that the Fund determines is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Fund is not utilizing a round-trip policy, the Fund employs procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Fund to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, the Fund’s knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than the Excessive or Short-Term Trading Policy described above, the Fund has not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Fund will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity.

If excessive trading is detected in an omnibus account, the Fund shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Fund determines that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Fund may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the

25

financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to the Fund. The Fund complies fully with applicable federal rules requiring it to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Fund upon request. However, there can be no guarantee that all excessive, short term, or other trading activity the Fund may consider inappropriate will be detected even with such agreements in place.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Fund seeks to discourage excessive trading cannot eliminate the possibility that such trading activity in the Fund will occur. See “Excessive Purchases and Redemptions or Exchanges” in the SAI for further information. The Fund currently does not charge a redemption fee. The Fund reserves the right, however, to impose such a fee or otherwise modify this Policy Regarding Excessive or Short-Term Trading at any time in the future.

Householding Policy

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-387-6977 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Distribution and Shareholder Services Plans

Class A Shares

The Fund has adopted a distribution and shareholder services plan under Rule 12b-1 of the 1940 Act for its Class A shares (the “Plans”). The Plan allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares.

Under the Plans, the Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Processing Organization Support Payments and Other Additional Compensation Arrangements

The financial adviser/Processing Organization through which you purchase your shares may receive all or a portion of Rule 12b-1 distribution and service fees described above. In addition, the Adviser or one or more of its affiliates (for purposes of this section only, collectively the Adviser), may make additional cash payments from their own resources, to certain Processing Organizations or other third parties as incentives to market the Fund shares or in recognition of their current or prior marketing, transaction processing and/or administrative services support. Such payments may also provide additional compensation to Processing Organizations or other third-parties that currently or in the past have sold, arranged for the sale or assisted in the sale of shares of the Fund. These payments may vary. This compensation from the Adviser is not reflected in the fees and expenses listed in the fee table section of this Prospectus.

The Adviser may make payments to key Processing Organizations that provide marketing support. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the net assets of the Fund attributable to the Processing Organization, on an annual basis. In addition, Processing Organizations may offer fund shares through specialized programs such as retirement programs, qualified tuition programs or bank trust programs. The Adviser may also make payments for administrative and marketing services provided by a Processing Organization relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser may pay or allow other promotional incentives or payments to Processing Organizations.

26

The Funds are aware that some intermediaries rebate to their clients or to other intermediaries some or all of the Rule 12b-1fees and other payments they receive from the Funds and the Adviser. The Funds do not have sufficient information or authority to endorse or monitor these rebates.

Further details about the payments made by the Adviser and the services provided by your Processing Organization are set forth in the SAI. Your Processing Organization may charge you additional fees or commissions other than those disclosed in this Prospectus. You can ask your Processing Organization for information about any payments it receives from the Adviser and any services it provides, as well as about fees and/or commissions it charges.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. Income dividends are declared and paid for the Fund monthly. Distributions of any capital gains earned by the Fund will be made at least annually.

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call U.S. Bancorp at the address or telephone number shown on the back cover of this Prospectus.

The Fund offers four distribution options:

◆

Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

◆	Pay dividends in cash, reinvest capital gain distributions in additional shares of the Fund.

◆	Pay capital gain distributions in cash, reinvest dividends in additional shares of the Fund.

◆	Pay dividends and capital gain distributions in cash. The Fund will automatically reinvest all dividends under $10 in additional shares of the Fund.

Your distribution will be reinvested automatically in additional shares of the Fund, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Information

Distributions: The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund’s distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of the Fund or to receive cash. The Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

Ordinary Income: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Long-Term Capital Gains: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

➢	Tax on Sale of Shares: Selling your shares may cause you to incur a taxable gain or loss.

Statements and Notices: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Fund and certain distributions paid by the Fund during the prior tax year.

➢	Special tax consideration: You should consult with your tax adviser to address your own tax situation.

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FINANCIAL HIGHLIGHTS

The Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

28

Notice of Privacy Policy and Practices

[This privacy notice will be updated with the new model once the Board has adopted it later this year]

Artio Global Funds (the “Funds”) recognizes and respects your right to privacy.2 We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Fund.

Collection of Customer Information We collect nonpublic personal information about our customers from the following sources:

•

Account Applications and other forms, and correspondence (written, telephonic or electronic) with the Funds or service providers to the Funds. Information gathered from these sources may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts.

Disclosure of Customer Information We may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

•	As Authorized - if you request or authorize the disclosure of the information.

•

As Permitted by Law - for example, sharing information with companies who maintain or service customer accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts; and

•

Under Joint Agreements - we may also share the information described above with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information We require service providers to the Funds:

•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Funds.

When information about the Fund’s customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law. Access to information about our customers is limited to those employees who need to know that information to service your account or to carry out the purpose for which the information is disclosed.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

[2] For purposes of this notice, the terms “customer” or “customers” include shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in the Funds’ shares.

NOT PART OF THE PROSPECTUS

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

You can get free copies of the SAI, [any shareholder reports], request other information about the Fund, and receive answers to your questions about the Fund by contacting the Transfer Agent at:

US Bancorp Fund Services, LLC
615 E. Michigan Street LC-3
Milwaukee, WI 53202
(800) 387-6977

You may also obtain copies of the Prospectus and SAI of the Fund, and find more information about the Fund on the Internet at: www.artiofunds.com.

The SEC maintains an Internet website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Fund. You can also copy and review this information at the SEC’s Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-1520 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File no. 811-6652

[AGF ____]

ARTIO GLOBAL FUNDS

ARTIO GLOBAL INVESTMENT FUNDS (the “Trust”)	Class A	Class I
Artio Local Emerging Markets Debt Fund (the “Fund”)	[_____]	[_____]

STATEMENT OF ADDITIONAL INFORMATION
January 1, 2011

This Statement of Additional Information (“SAI”) is not a Prospectus, but it relates to the prospectus of the Fund dated January 1, 2011, as amended and supplemented from time to time (the “Prospectus”).

You can get a free copy of the Fund’s Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Fund by contacting the Transfer Agent at:

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(800) 387-6977

You can also obtain copies of the Prospectus and SAI from the Fund’s website at www.artiofunds.com.

You can view the Fund’s Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (“SEC”).

You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102. Telephone: 1-202-942-8090
E-mail address: publicinfo@sec.gov
Free from the SEC’s Internet website at www.sec.gov.

FUND’S HISTORY

Artio Global Investment Funds (formerly, Julius Baer Investment Funds)(the “Trust”) was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended and restated on April 2, 2008 (the “Trust Agreement”). The Trust has nine separate portfolios, eight of which were renamed on October 13, 2008. They are the Fund and

New Name	Former Name

Artio International Equity Fund	Julius Baer International Equity Fund
Artio International Equity Fund II	Julius Baer International Equity Fund II
Artio Total Return Bond Fund	Julius Baer Total Return Bond Fund
Artio Global High Income Fund	Julius Baer Global High Income Fund
Artio U.S. Microcap Fund	Julius Baer U.S. Microcap Fund
Artio U.S. Smallcap Fund	Julius Baer U.S. Smallcap Fund
Artio U.S. Midcap Fund	Julius Baer U.S. Midcap Fund
Artio U.S. Multicap Fund	Julius Baer U.S. Multicap Fund

Artio Global Management LLC (“Artio Global” or the “Adviser”), an indirect subsidiary of Artio Global Holdings LLC, serves as the investment adviser to the Fund. Quasar Distributors, LLC serves as the Fund’s principal distributor while U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent. In addition, State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and fund accounting agent to the Fund.

The Prospectus, dated January 1, 2011, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC, at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION

The Fund is a non-diversified, open-end management investment company.

PORTFOLIO INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income instruments including forward foreign exchange contracts denominated in emerging market currencies. The Fund may invest in derivatives denominated in any currency and such instruments will be included under the 80% of net assets policy provided the underlying asset is a fixed income instrument denominated in an emerging market currency. The Fund may hedge its exposure to non-US currencies. In defining emerging markets, the Adviser may consider, but is not bound by the classifications of the World Bank and will generally invest in countries other than the U.S., Japan, Australia, Canada, New Zealand and the developed countries in Western Europe. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy. The Fund may invest in emerging markets sovereign and government entities’ debt issued in the local foreign currency or in U.S. dollars, bonds of the U.S. government, other G7 governments and supranational entities, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage backed securities and asset backed securities. The Fund also may use debt-like instruments such as structured notes. The Fund also may purchase debt obligations of corporations that are issued in the local foreign currency or U.S. dollars. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest in fixed income instruments that are economically tied to emerging market countries. The Fund generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

The Fund may invest in mortgage-backed and other asset-backed securities. The Fund also invests in TBA instruments in which there is a delayed cash settlement. To maximize potential returns, the Fund may reinvest cash in short-term securities some of which may be classified as asset-backed securities.

In selecting particular investments for the Fund, the Adviser will seek to purchase a combination of investment grade and below investment grade fixed income securities.

The Adviser will allocate investments among securities of particular issuers on the basis of country analysis and security selection. Country analysis considers balance of payments, inflation, expectations regarding the economy, political developments, monetary and regulatory policies, fiscal and debt dynamics. Security selection considers yield, duration, maturity, issue classification and quality characteristics of the securities, movements in the general level and term of interest rates and currency values. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

The Fund may invest in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, swaps, interest rate warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility). An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs). The Fund may also invest in American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) (collectively, “Depository Receipts”).

The Fund may invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-

related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

INVESTMENT STRATEGIES

In attempting to achieve its investment objective, the Fund may engage in some or all of the following investment strategies.

Asset-Backed Securities

The Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are pass-through securities meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to the Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default refers to attempts to secure payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund generally will not pay any separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Losses in excess of anticipated levels or the failure of credit support, could adversely affect the return on an investment in such a security.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Obligations

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive governmental regulations which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Brady Bonds

The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil,

Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, this type of Brady Bond is generally not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of these holdings.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. The Fund may invest in convertible securities which are comprised of both convertible debt and convertible preferred stock and may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities tend to provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Depository Receipts

The Fund may invest in may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”). GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivatives

The Fund may invest in various types of derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Fund may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured notes, and other equity-linked derivatives. The Fund may use derivative instruments for hedging (offset risks associated with an investment) or for non-hedging (seek to enhance returns) purposes. When the Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may substantially increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk –if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Tax risk – derivatives raise issues under Subchapter M of the Internal Revenue Code requirements for qualifications as a regulated investment company.

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded over-the-counter (‘‘OTC’’) or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Emerging Markets

The Fund invests in Emerging Markets. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, expropriation or other confiscation or capital controls, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

Exchange Traded Funds (“ETFs”)

The Fund may purchase ETFs to gain exposure to a portion of a foreign market. An ETF represents a relatively fixed portfolio of financial instruments designed to track a particular market index and are a type of investment company where shares are bought and sold on a financial exchange. The risks of owning shares of an ETF generally reflect the risks of owning the underlying financial instruments they are designed to track. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio financial instruments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component financial instruments of the index. In addition, a lack of liquidity in the trading of an ETF could result in that security being more volatile.

Fixed-Income Investments

The Fund invests in fixed-income securities. The performance of the debt component of the Fund’s portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of the Fund’s portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. The Fund’s share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. Such changes are reflected in the Fund’s share price to the extent of the Fund’s investment in such securities.

Foreign Currency Transactions

The Fund may engage in spot and forward foreign exchange contracts and also may purchase and sell options on currencies and purchase and sell currency futures and related options. The Fund may enter into forward foreign exchange contracts in order to lock in an exchange rate in connection with securities denominated in foreign currencies it has agreed to buy or sell (“transaction hedge”), or where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investment (‘‘anticipatory hedge’’). The Fund may also enter into forward foreign currency exchange contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark (“benchmark hedge”) rather than purchasing the underlying securities denominated in that currency, when deemed appropriate by the Adviser. See “Foreign Currency Exchange Contracts” below for additional information.

Spot FX Trading: The Fund may engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time. The Fund typically engages in this activity to settle a securities trade or to enhance total return.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold as a hedge to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency in order to enhance return.

In general, the Fund covers outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities denominated in, or whose value is tied to the currency underlying the contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, proxy hedges, cross hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts. Whenever possible, the Fund will not earmark or segregate 144A securities.

Position Hedge: The Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of the Fund’s foreign currency exposure back into the U.S. dollar.

Proxy-Hedge: The Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). The Fund will only enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Typically, such transactions will be entered when executing a proxy hedge will be more cost effective or provide greater liquidity than executing a similar hedging transaction by means of the currency being hedged. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between the two currencies paired as proxies. Overall risk may increase or decrease.

Cross Hedge: If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Currency Futures: The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options: The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Risk Factors in Hedging Foreign Currency Risks: Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund’s ability to utilize forward contracts may be restricted.

Foreign Investments

The Fund invests in foreign securities. On occasion, the Fund may purchase securities that trade on a U.S. exchange that are domiciled or incorporated in foreign countries. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country or region, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country or region, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Some of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund will invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In certain foreign countries there can be long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Fund of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund may be exposed to a significant amount of settlement risk.

The interest and dividends payable on the Fund’s foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund’s income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

Futures and Options

Futures Activities. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. The contracts typically trade on exchanges and are cash settled without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. The Fund may enter into interest rate futures contracts, foreign currency futures contracts, stock-index futures contracts and options thereon. The Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges and OTC markets.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may enter into futures contracts to gain exposure to a stock or commodities market pending investment of cash balances or to meet liquidity needs. The Fund can also enter into futures contracts to protect itself from fluctuations in the value of individual securities or commodities as well as the securities and commodities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security or commodity. For example, if the Fund anticipates an increase in the price of stocks or commodities, and it intends to purchase such at a later time, that Fund could enter into a futures contract to purchase a stock or commodity index as a temporary substitute. If an increase in the market occurs that influences the stock or commodities index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. A precious metal-related commodity futures contract is an agreement between two parties, in which one party agrees to buy a precious metal commodity from the other at a later date at a price and quantity agreed-upon when the contract is made. Certain currencies or markets may require futures contracts to be traded over-the-counter through the use of swaps or structured notes. In investing in such transactions, the Fund would incur brokerage costs and would be required to make and maintain certain “margin” deposits. The Fund also would be required to earmark or segregate assets or otherwise cover the futures contracts requiring the purchase of foreign currencies. Most currency futures call for payment or delivery in U.S. dollars. Whenever possible, the Fund will not earmark or segregate 144A securities.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect the Fund against price declines if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time. Commodity futures contracts typically trade on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market.

The value of portfolio securities will exceed the value of the futures contracts sold by the Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of the Fund’s assets. No consideration is paid or received by the Fund upon entering into a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian or approved Futures Commission Merchant (“FCM”) an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable (a process known as “marking-to-market”). At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities that are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of the Fund’s securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance. In addition, in such situations, if the Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. Unlike financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the physical commodity. The price of the commodity futures contract will reflect the storage cost of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures market, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and the speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables which may have a larger impact on commodity prices and commodity linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of volatility of the prices of certain raw materials and the instability of the suppliers of other materials.

Pursuant to claims for exemption filed with the National Futures Association on behalf of the Trust, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA.

Options Transactions. The Fund may utilize up to 5% of its total assets to purchase put options on securities and instruments in which it may invest and an additional 5% of its total assets to purchase call options on securities and instruments in which it may invest. Both 5% limits are based on the aggregate current market values of all put and call options purchased. Such options are traded on foreign or U.S. exchanges or in the OTC market. The Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. The Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 25% of its net assets. The Fund realizes fees (referred to as premiums”) for granting the rights evidenced by the call options it has written. The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

The purchaser of a put option may compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, the purchaser of a call option may compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although the Fund will generally purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Options Clearing Corporation (“Clearing Corporation”) and securities exchanges facilities inadequate. These inadequacies led to the implementation of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or other events that may interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts that each class of share may hold, write or exercise within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and affiliates of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. government securities. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. In doing so, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by the Fund of options will be subject to its Adviser’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Covered Option Writing. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction is effected). Nevertheless, the Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Fund will write only covered options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Whenever possible, the Fund will not earmark or segregate 144A securities.

Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option’s exercise over the greater of (i) the Fund’s acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To affect a closing purchase transaction, the Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. As discussed above under “Options on Securities,”

to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the OTC market. Option writing for the Fund may be limited by position and exercise limits established by securities exchanges and the Financial Industry Regulatory Authority (“FINRA”). Furthermore, the Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

The Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by the Fund of options will depend on the Adviser’s ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Purchasing Put and Call Options on Securities. The Fund may purchase put options on portfolio securities, commodities and other instruments in which it may invest. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

The Fund may purchase call options on instruments in which it may invest in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and the Fund will lose the premium paid for the option.

Options on Indices. The Fund may purchase and sell call and put options on securities and commodity indices in which it may invest. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market value of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. The Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

Options on securities and commodities indices are similar to options on securities and commodities, respectively, except that the delivery requirements are different. In contrast to an option on a security, an option on a security or commodity index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security or commodity. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

Options on Swap Agreements. The Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Foreign Currency Options. Please refer to “Foreign Currency Transactions” on page [18].

Options on Futures Contracts

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by the Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contract. The Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. The Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Fund.

Options on Foreign Currency Futures Contract. The Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. The Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on Precious Metal-Related Futures Contracts. The Fund may purchase and write put and call options on precious metal-related futures contracts that are traded on a U.S. exchange or foreign exchange or board of trade. These transactions may be used as a hedge against changes in commodity prices and market conditions. The Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on foreign currency futures entitle the Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time.

High-Yield/High-Risk Bonds

The Fund may invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when they are due. Such bonds may have primarily speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

Illiquid Securities

The Fund may purchase illiquid securities in an amount not to exceed 15% of its total assets. Illiquid Securities are those securities that the Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

If illiquid securities exceed 15% of the Fund’s total assets after the time of purchase, the Adviser will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Lending Portfolio Securities

The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund’s securities may not exceed 33 1/3% of the Fund’s total assets. The Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with the Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower.

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing the cash collateral in short-term instruments or by obtaining a fee paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) the Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan for material events and vote the proxy if time permits.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by State Street to have the ability to perform as a borrower and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. Cash collateral may be invested in unaffiliated money market funds. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral.

Money Market Investments

The Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody’s or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, the Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities) (including repurchase agreements with respect to such securities).

Mortgage Related Securities

The Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and

FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with each of FNMA and FHLMC (as amended February 18, 2009) pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. The liquidity backstop and the mortgage-backed securities purchase program terminated on December 31, 2009. The Preferred Stock Purchase Agreement was amended in January 2010 to raise the cap on the U.S. Treasury’s Funding Commitment to $200 billion plus all cumulative losses incurred over the next three years.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by the fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Non Deliverable Forwards

The Fund may invest in Non Deliverable Forwards (“NDF”). NDF is an outright forward or futures contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. NDFs are prevalent in some countries where forward contract trading has been banned by the government (usually as a means to prevent exchange rate volatility).

Precious Metal-Related Instruments

The Fund may invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals and related options or warrants thereof (ii) asset-based securities indexed to the value of such metals, such as ETFs and related options thereof (iii) precious metal futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.

The Fund’s investments in precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation, and resource availability and demand. Changes in the political climate for the major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

Private Placements

The Fund may purchase securities that are privately placed and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Eligible private placements may include, in addition to more traditional private placement securities, securities sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities) and also private investments in public equity (PIPE) transactions. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund’s net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in privately negotiated transactions to a limited number of purchasers, in limited quantities, after they have been held for a specified period of time, and after other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Repurchase and Reverse Repurchase Agreements

The Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, the Fund may invest in these agreements without limit.

Rule 144A Securities, Section 4(1½) Securities and Section 4(2) Commercial Paper

The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”), sold pursuant to Section 4(2) of the 1933 Act (“4(2) Commercial Paper”), or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (“Section 4(1½) Securities”), as applicable. A Rule 144A Security, a Section 4(1½) Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to the Fund’s [15]% limitation on the purchase of illiquid securities, unless the Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper, although the Board retains ultimate responsibility for any determination regarding liquidity. The Board will consider all factors in determining the liquidity of Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper. The Board will carefully monitor any investments by the Fund in Rule 144A Securities, Section 4(1½) Securities and 4(2) Commercial Paper.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies including ETFs to the extent permitted under the 1940 Act. Investment by the Fund in the securities of other investment companies would involve the payment of duplicative fees (those charged by the Fund and the investment company in which the Fund invests).

Short Sales “Against the Box”

In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund’s custodian or qualified sub-custodian. While the short sale is open, the Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position. Not more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for such short sales at any one time. Whenever possible, the Fund will not earmark or segregate 144A securities.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales

The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss as a result of the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the

Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Structured Notes

The Fund may invest in structured notes. Structured notes are specifically-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, credit, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Fund would use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps and Swap Related Products

Among the transactions into which the Fund may enter into are total return swaps, index swaps, interest rate swaps, equity swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities, including, but not limited to, in circumstances in which direct investment is restricted by local law or is otherwise prohibited or impractical.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a nationally recognized securities rating organization (“NRSRO”) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps: To the extent consistent with its investment objective, the Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

U.S. Government Securities

The Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by a federal agency or instrumentality. The Fund also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Unrated Debt Securities

The Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market and may be difficult to purchase or sell. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

Variable Rate Instruments

The Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. If an issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Warrants

The Fund may invest in interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC, index warrants, covered warrants and equity warrants. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an over-the-counter warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant. [The Fund may invest in interest rate warrants and long term options of, or relating to, global issuers that trade on an exchange or OTC, equity warrants, index warrants and covered warrants. The Fund may invest in interest rate warrants. Additionally, the Fund may invest in equity warrants, index warrants and covered warrants.]

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (Euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in OTC markets. Since there is a readily available market for these securities, the Adviser of the Fund believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund will only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by the Adviser to have the capacity to meet their obligations to the Fund.

When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. The Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a “when, as and if issued” basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net assets. Whenever possible, the Fund will not earmark or segregate 144A securities.

TEMPORARY DEFENSIVE POSITION

The Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long the Fund will employ a defensive strategy.

PORTFOLIO TURNOVER

The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser’s investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

INVESTMENT LIMITATIONS

The investment limitations numbered 1 through 9 have been adopted with respect to the Fund as fundamental policies and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.

Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.

Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.

Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

7.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.	Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction. It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund’s policies that are the result of the application of law the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

DISCLOSURE OF THE FUND’S PORTFOLIO HOLDINGS

The Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Fund. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below.

The Fund’s top ten holdings and other information as of month-end will be posted on the Fund’s website at www.artiofunds.com no earlier than five calendar days after such month’s end. For its second and fourth fiscal quarters, the Fund will publicly disclose a comprehensive schedule of the Fund’s portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days and no later than sixty days after such quarter’s end, by means of its annual and semi-annual reports. The Fund’s annual and semi-annual reports, including its complete portfolio holdings, will be sent to shareholders no more than sixty days’ after the relevant period end. The Fund’s annual and semi-annual reports will also be filed with the SEC within ten days of being sent to shareholders. The Fund will disclose complete portfolio holdings for its first and third fiscal quarters within sixty days of the relevant quarter end in its Form N-Q filings with the SEC. In addition, complete portfolio holdings of the Fund, as of month-end will be available and posted on the Fund’s website at www.artiofunds.com no earlier than the first business day following the next calendar month’s end. You may obtain a copy of the Fund’s schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Fund’s website at www.artiofunds.com. The Fund’s SEC filings are available for viewing on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090).

In addition, material non-public holdings information may be provided as part of the normal investment activities of the Fund to: the administrator; auditors; the custodian; the securities lending agent; commission-recapture program administrator; the pricing vendor(s); fair value pricing services; broker-dealers in connection with requests for price quotations or bids on one or more securities; foreign tax-related services; financial reporting and registration statement printing vendors; website support providers; legal counsel to the Funds or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom the Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

For some investment mandates, the portfolio of the Fund may be utilized as a “representative account” (“Fund Representative Account”) so that the Fund’s portfolio holdings may be disclosed to the Adviser’s existing and prospective separate account clients, consultants and others. This disclosure of the Fund Representative Account’s holdings is permitted provided that (a) the applicable Fund is not identified as being the Fund Representative Account in compliance with applicable laws and regulations and interpretive positions relating to mutual fund advertising and (b) such portfolio holdings were previously publicly disclosed in accordance with these policies. In addition, the Fund may distribute analytical information concerning the Fund Representative Account’s portfolio as mentioned above with respect to information concerning characteristics of the Fund’s portfolio, provided the Fund is not identified in any manner as being the Fund Representative Account.

The portfolio holdings of the Fund may be considered material, non-public information. In an effort to prevent the misuse of such information, the Fund has adopted a general policy not to selectively disclose to any person the portfolio holdings of the Fund. As permitted by SEC rules, the Fund’s policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust and confidence to the

Fund (such as the Fund’s legal counsel and independent registered public accounting firm); or (2) persons to whom disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements described in the next paragraph). The Fund’s policies provide that such parties are subject to duties of confidentiality imposed by law and/or contract.

Pursuant to this policy, for the legitimate business purposes stated below and in each case subject to a non-disclosure agreement, the Fund may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Fund (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser’s investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations’ evaluations of the Fund and the public dissemination of rankings, ratings and other evaluations of the Fund by these organizations; (3) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Fund and the public dissemination of their views concerning the Fund in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects, (b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Fund through an intermediary’s system. Additional categories involving legitimate business purpose may be added upon approval of the Board.

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Fund are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account or unregistered commingled investment pool may be utilized as a “representative account” (“Non-Fund Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants, registered investment advisers, broker dealer intermediaries and others. This disclosure of a Non-Fund Representative Account’s holdings is permitted by the Adviser provided that (a) the applicable client or unregistered commingled investment pool is not identified as being the Non-Fund Representative Account and (b) the portfolio holdings are as of a month-end date and the information is provided no earlier than the first business day falling thirty days after such month’s end for Fund mandates. The Adviser may and can provide any information on a current basis as long as it does not include references to specific holdings. The Adviser’s policies are not intended to prevent communications with clients concerning their accounts. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to the Fund that are generally available to the public and may therefore have substantially similar portfolio holdings.

The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Fund’s disclosure policies. Proposals to disclose portfolio holdings must be authorized by the Fund’s Chief Compliance Officer. Any such authorizations will be for legitimate business purposes and disclosed to the Board no later than its next regularly scheduled quarterly meeting.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Fund and/or in portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

The Fund will provide material non-public holdings information to third-parties that, (i) calculate information derived from holdings either for use by the Adviser or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements that generally provide that (a) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (b) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (i) are authorized to have access to the portfolio information and (ii) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (c) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; (d) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (e) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Fund, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Fund to be disclosed. In addition, confidentiality agreements should clearly state the legitimate business purpose. Any confidentiality agreement must be in form and substance acceptable to the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer may deviate from these minimum provisions if he or she believes that such deviations are reasonable and consistent with reasonably protecting the confidentiality of the Fund’s portfolio information. The entities that may receive the information for the Fund as described above are: Factset, Vestek, Northern Trust Company, Charles River Systems, Inc., Elkins/McSherry LLC, Ernst and Young and RiskMetrics Group. [In addition, Yield Book, Inc. may receive complete portfolio holdings of the Fund daily.] The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, the Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Fund’s policies.

In addition, material non-public holdings information may be provided as part of the normal investment activities of the Fund to: the administrator; auditors; the custodian; the securities lending agent; commission-recapture program administrator; the pricing vendor(s); the proxy voting agent; broker-dealers in connection requests for price quotations or bids on one or more securities; foreign tax-related services; legal counsel to the Fund or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom the Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Fund rests with the Trustees and officers of the Fund. The Board is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. The Trustees approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The Adviser is responsible for running all of the operations of the Fund, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator.

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Fund, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the nine series of the Trust and the Global Equity Fund (“GEF”).

Independent Trustees:

Name, Age[3] and Address	Positions, Term of Office[1] and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee	Other Directorships[2] Held

Antoine Bernheim 57 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); Chairman, Dome Securities Corp., 1995 – present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 - present (publishing)	9	None
Thomas Gibbons 63 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987 – present (consulting firm)	9	None
Harvey B. Kaplan 73 330 Madison Avenue New York, NY 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990 – 2006 (toy and novelty company)	9	None
Robert S. Matthews 67 330 Madison Avenue New York, NY 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co. (certified public accounting firm)	9	Trustee, Allstate Financial Investment Trust, 2008 - present, (investment company).
Robert J. McGuire 73 415 Madison Avenue, 17th Floor New York, NY 10017	Trustee of the Trust since June 2006; Director of GEF since 2006.	Self-employed Attorney/Consultant, 1998 – present.	9	Director, Mutual of America Life Insurance Co., 2008 – present; Director, Six Flags, Inc., 2003 – 2010 (entertainment); Director, Protection One, Inc., 2005 – 2010 (security systems).
Peter Wolfram 57 101 Park Avenue New York, NY 10178	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren LLP (law firm)	9	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.

[3]	Age calculated as of October 31, 2010.

Interested Trustees:

Name, Age[4] and Address	Position and Term of Office[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee	Other Directorships[2] Held

Glen Wisher[3] 47 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2005; Director of GEF since December 2005.	President and Member of the Board of Artio Global Investors, Inc., 2007 – present; Member of the Board of Artio Global, 2004-present; Member of the Board of Artio Global Holdings LLC, 2004 – present; Member of the Board of Artio Capital Management LLC, 2007 – present; Chief Executive Officer of Julius Baer Americas Inc., 2004-2007; Head of Institutional Asset Management, New York, 2001-2004.	9	None

[1]

Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor.

[2]	Directorships include public companies and any company registered as an investment company.

[3]	Mr. Wisher is an interested trustee because he is an employee of Artio Global Investors, Inc.

[4]	Age calculated as of October 31, 2010.

Officers of Fund:

The business address for each officer of the Fund, except Ms. McGowan, Mr. Smith, Mr. James, Ms. Coop, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. McGowan, Mr. Smith, Mr. James, and Ms. Coop is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years

Anthony Williams [46]	President, Chief Executive Officer and Principal Executive Officer	Officer of the Funds since 2004.	•	Chief Operating Officer and member of Board of Directors of Artio Global (2004 – present)
			•	Board of Directors of Artio Global Investors, Inc. (2007 – present)
			•	Chief Executive Officer, Artio Global (2004-2007)
Denise Downey [49]	Vice President	Officer of the Funds since 1995.	•	First Vice President and Head of Marketing, Artio Global (2002 – present)
Greg Hopper [53]	Vice President	Officer of the Funds since 2002.	•	Senior Vice President, Artio Global (2009 – present)
			•	First Vice President, Artio Global (2002 – 2009)
Samuel Dedio [44]	Vice President	Officer of the Trust since 2006.	•	Senior Portfolio Manager and First Vice President, Artio Global (2006 – present)
			•	Managing Director, Deutsche Asset Management (1999 – 2006).
Richard C. Pell [56]	Vice President	Officer of the Trust since 1995; for GEF, since 2004.	•	Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. (2007 – present)
			•	Chief Executive Officer, Artio Global (2007-present)
			•	Chief Investment Officer, Artio Global (1995 – present)
Donald Quigley [46]	Vice President	Officer of the Trust since 2001.	•	Senior Vice President and Head of Global Fixed-Income, Artio Global (2001 – present)
Rudolph-Riad Younes [49]	Vice President	Officer of the Trust since 1997; for GEF, since 2004.	•	Managing Director and Head of International Equity, Artio Global (2002 – present)
Dimitre Genov [__]	Vice President	Officer of the Fund since 2010.	•
Elena Liapkova, CFA [__]	Vice President	Officer of the Fund since 2010.	•	Vice President of the Adviser (since 2005)
			•	Portfolio Manager of Local Emerging Markets Debt Fund (since 2011).
			•	Global Fixed Income Portfolio Manager and Analyst (2005 to present)
			•	Prior to joining the Adviser, Ms. Liapkova served as an Emerging Markets Sovereign Risk Manager at Bear Stearns (2003-2005).

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years

Timothy J. Clemens [35]	Chief Financial Officer	Officer of the Funds since 2009.	•	Vice President, Artio Global (2009 – present)
			•	Vice President, The Bank of New York Mellon (2006-2009)
			•	Vice President, Gemini Fund Services LLC (2001 – 2006)
Alex Bogaenko [47]	Treasurer	Officer of the Funds since 2005.	•	Vice President, Artio Global (2005 – present)
			•	Manager of Accounting and Director of Portfolio Administration, Van Eck Global (1995 – 2005)
Prasad Nanisetty [54]	Chief Risk Officer	Officer of the Funds since 2008.	•	Head of Risk Management, Artio Global (2004 – present)
Ken Kapner [53]	Vice President of Risk Management	Officer of the Funds since 2009.	•	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997 – present)
John Whilesmith [43]	Secretary	Officer of the Funds since 2005.	•	Vice President and Operations Compliance Officer, Artio Global (2005 – present)
			•	Compliance Officer, Morgan Stanley Investment Management (2002 – 2005)
Michael K. Quain [53]	Chief Compliance Officer	Officer of the Funds since 2004.	•	First Vice President, Artio Global (2002 – present)
			•	President and Chief Executive Officer, Artio Global Equity Fund Inc. (1997 – 2004)
			•	President and Chief Executive Officer, Artio Global Investment Funds (1998 – 2004)
Michael McVoy [53]	Anti-Money Laundering and Identity Theft Officer	Officer of the Funds since 2004.	•	Chief Compliance Officer for U.S. Bancorp (2002 – present)
			•	Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986 – 2006)
			•	Senior Vice President and Risk Manager for U.S. Bancorp (1999 – present)
Victoria McGowan [44]	Assistant Treasurer	Officer of the Funds since 2003.	•	Senior Vice President, State Street Bank and Trust Company (2007 – present)
			•	Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2002 – 2007)
Brian Smith [43]	Assistant Treasurer	Officer of the Funds since 2007.	•	Vice President, , State Street Bank and Trust Company (2007 – present)
			•	Director, Mutual Fund Administration, State Street Bank and Trust Company (formerly

Name and Age[3]	Position and Term of Office[1,2]	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years

Investors Bank and Trust Company) (2005 – 2007)
			•	Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (2003 – 2005)
David James 39	Assistant Secretary	Officer of the Funds since 2010.	•	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present)
			•	Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009)
			•	Retired (2005)
			•	Assistant Vice President and Counsel, State Street Bank and Trust Company (October 2000 to December 2004)
Tracie A. Coop 34	Assistant Secretary	Officer of the Funds since 2008.	•	Vice President and Senior Counsel, State Street Bank and Trust Company (2007 – present)
			•	Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006 – 2007)
			•	Associate Counsel, Natixis Asset Management Advisors, L.P. (2005 – 2006)

1 Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

2Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

3Age calculated as of October 31, 2010.

Share Ownership in the Fund Complex as of [_____________]

Name of Trustee	Dollar Range of Equity Securities in the Trust*	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Disinterested Trustees
Antoine Bernheim	[____________]	[____________]	[____________]
Thomas Gibbons	[____________]	[____________]	[____________]
Harvey B. Kaplan	[____________]	[____________]	[____________]
Robert S. Matthews	[____________]	[____________]	[____________]
Robert J. McGuire	[____________]	[____________]	[____________]
Peter Wolfram	[____________]	[____________]	[____________]

Name of Trustee	Dollar Range of Equity Securities in the Trust	Dollar Range of Equity Securities in the Global Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Interested Trustees
Glen Wisher	[____________]	[____________]	[____________]

The Trust has an Audit Committee consisting of Messrs. Matthews (Chairman), Kaplan and McGuire who are Trustees who are not “interested persons” of the Board as defined by the 1940 Act (“Independent Board members”). As set forth in its charter, the primary duties of the Audit Committee is: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Fund’s independent registered public accounting firm as necessary, 3) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review and pre-approve the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in the Fund’s operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met [___] times during the fiscal year ended October 31, 2010.

The Trust has a Nominating Committee that is comprised of Messrs. Wolfram (Chairman), Kaplan and Bernheim, who are Independent Board members. As set forth in its charter, the Nominating Committee’s primary responsibility is to evaluate and nominate candidates when there is a vacancy on the Board. The Nominating Committee also monitors the performance of legal counsel employed by the Fund and independent Trustees and oversees Board governance procedures. The Nominating Committee met [___] times during the fiscal year ended October 31, 2010.

The Fund’s Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committee evaluates the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Fund’s Adviser and other principal service providers. The minimum qualifications and standards that the Fund seeks for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Fund. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“1934 Act”), to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committee also reviews the compensation arrangements for the Independent Board members.

The Trust has a Compensation Committee, which is a sub-committee of the Nominating Committee. The members of the Compensation Committee are Messrs. McGuire (Chairman), Matthews and Wolfram. The Compensation Committee periodically reviews trustee compensation and expenses, committee members’ compensation, Chief Compliance Officer compensation and recommend appropriate changes to the Board. The Compensation Committee met [__] times during the fiscal year ended October 31, 2010.

The Trust has a standing Valuation Committee, comprised of Messrs. Matthews (Co-Chairman), Kaplan (Co-Chairman) and Wolfram, who are all Independent Board members, and Mr. Wisher. As set forth in its charter, the Valuation Committee’s primary responsibility is to make fair value determinations on behalf of the Board. The Valuation Committee met [__] times during the fiscal year ended October 31, 2010. The Valuation Committee meets as necessary.

The Trust has an Administrative Service Committee, which is comprised of Messrs. Gibbons (Chairman) and Wolfram. In addition to other responsibilities, the Administrative Service Committee shall review contracts with the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter prior to submission to the full board for approval. The Administrative Service Committee met [__] times during the fiscal year ended October 31, 2010. The Administrative Service Committee meets as necessary.

The Trust has an Annual Advisory Contract Review Committees, which are comprised of Messrs. Gibbons (Chairman) and Kaplan. In addition to other responsibilities, the Annual Advisory Contract Review Committee shall gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to the submission of the advisory agreement to the full Board for approval. The Annual Advisory Contract Review Committee met [__] times during the fiscal year ended October 31, 2010. The Annual Advisory Contract Review Committee meets as necessary.

The Trust has a Compliance Committee, which is comprised of Messrs. Bernheim (Chairman) and McGuire. In addition to other responsibilities, the Compliance Committee shall periodically review the (i) Chief Compliance Officer’s process of reviewing each service provider’s compliance programs, including the Adviser; (ii) any violations of the Code of Ethics; (iii) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Fund or its Adviser; (iv) any compliance matter brought to its attention; (v) all audits by and reply letters to the SEC; and (vi) forensic testing by the Chief Compliance Officer. The Compliance Committee met [__] times during the fiscal year ended October 31, 2010. The Compliance Committee meets as necessary.

The Trust has a Risk Management Oversight Committee, which is comprised of Messrs. Wisher (Chairman), Bernheim, Gibbons, Kaplan, Matthews, McGuire and Wolfram. In addition to other responsibilities, the Risk Management Oversight Committees shall oversee the Fund’s risk management policies and procedures and investments in futures, swaps, options and other derivatives and similar financial instruments. The Risk Management Oversight Committees met [__] times during the fiscal year ended October 31, 2010. The Risk Management Oversight Committee meets as necessary.

No director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Fund for serving as an officer or Trustee.

The following table shows the compensation paid to each Trustee of the Fund who was not an affiliated person of the Fund for the fiscal year ended October 31, 2010.

Name of Trustee	Antoine Bernheim		Thomas Gibbons		Harvey B. Kaplan		Robert S. Matthews		Robert McGuire		Peter Wolfram

Compensation from the Trust	$	[_____]	$	[_____]	$	[_____]	$	[_____]	$	[_____]	$	[_____]

Compensation from the Global Equity Fund	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]

Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses		None		None		None		None		None		None

Estimated Annual Benefit Upon Retirement		None		None		None		None		None		None

Total Compensation from the Trust and the Global Equity Fund	$	[_____]	$	[_____]	$	[_____]	$	[_____]	$	[_____]	$	[_____]

Effective January 1, 2008, the Independent Board members are paid an annual retainer of $148,500 for their service to the Funds. The Funds also reimburse the Independent Board members for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Funds receives $25,000 per annum in addition to the annual retainer. The Independent Board member, who serves as Chairman to the Audit Committees of the Funds, receives $10,000 per annum in addition to the annual retainer.

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

Artio Global Management LLC, a Delaware limited liability company, is a registered investment adviser (the “Adviser”) located at 330 Madison Avenue, New York, NY 10017 and is responsible for running all of the operations of the Fund, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. As of December 31, 2009, the Adviser had total assets under management of approximately $55.9 billion.

The Adviser, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. (“Artio Global Investors”), a Delaware corporation. Artio Global Investors conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange on September 24, 2009.

Currently, approximately 53% of the shares in Artio Global Investors have been issued to the public while approximately 28% are owned by GAM Holding Ltd. (the firm’s former sole stockholder). In addition, Richard Pell (Chairman, CEO and CIO) and Riad Younes (Head of International Equities) each have ownership interests of approximately 9.5%. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

Shareholders of the Fund previously approved an investment advisory agreement with Artio Global Management LLC to serve as the Fund’s investment adviser that went into effect in connection with the initial public offering.

The Adviser has entered into investment an advisory agreement (the “Advisory Agreement”) with the Fund.

The Advisory Agreements provide that Artio Global, as Adviser, in return for its fee, and subject to the control and supervision of the Board and in conformity with the investment objectives and policies of the Fund set forth in the Fund’s current registration statement and any other policies established by the Board, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund and to place the Fund’s purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Fund. Under the Advisory Agreement, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreement, but excluding pricing and bookkeeping services. The Adviser also provides the Fund with investment research and whatever statistical information the Fund may reasonably request with respect to securities the Fund holds or contemplates purchasing.

The Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust, the Fund, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. The Adviser is indemnified by the Fund under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Fund and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Fund and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of two years from the date of effectiveness with respect to the Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as such continuance is specifically approved annually by the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, and by the vote of a majority of the Independent Board Members. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case on 60 days’ written notice. As required by the 1940 Act, the Advisory Agreement will automatically terminate in the event of its assignment.

At a meeting held on September 15, 2010, the Board of the Trust approved the Advisory Agreement with the Adviser for the Fund until [April 30, 2011].

Under the terms of the Advisory Agreement, the Adviser is entitled to receive the following annual fee rates based on the average daily net assets: [__%]

Expense Limitation Agreement

[Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse certain expenses of the Fund through [____], so that the total annual operating expenses of the Fund are limited to certain basis points of the average daily net assets of the Fund, as specified below minus any Acquired Fund Fees and Expenses, which are expenses directly borne by the Fund through investments in certain pooled investment vehicles. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.]

	Class A	Class I

Local Emerging Market Debt Fund	___%	___%]

[In addition, effective __________, the Adviser agreed to waive a portion of its management fees for the Fund at the annual rate of [0.005]% of the Fund’s average daily net assets. This waiver may be terminated at anytime by the Board.]

In addition to the Adviser’s waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for marketing, and/or investor servicing including but not limited to handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser’s view will assist the Fund’s investors in establishing and maintaining a relationship with the Fund. See “Processing Organization Support Payments.”

PORTFOLIO MANAGERS

Mr. Quigley and Ms. Liapkova are responsible for the day-to-day management of the Fund. The information provided below is as of October 31, 2010. Each portfolio manager is responsible for advising the following types of accounts:

Portfolio Managers	Registered Investment Companies			Pooled Funds			Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)		Number of Accounts	Total Assets of Accounts Managed ($million)		Number of Accounts	Total Assets of Accounts Managed ($million)

Donald Quigley	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Elena Liapkova	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]

Other Accounts Managed with a Performance-Based Advisory Fee (as of October 31, 2010), a subset of the prior table.

Portfolio Managers	Registered Investment Companies			Pooled Funds			Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)		Number of Accounts	Total Assets of Accounts Managed ($million)		Number of Accounts	Total Assets of Accounts Managed ($million)

Donald Quigley	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Elena Liapkova	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]

Portfolio Manager Compensation (as of October 31, 2010)

	Structure of Compensation for Managing	Specific Criteria	Difference in Methodology of Compensation with Other Accounts Managed (relates to the “Other Accounts” mentioned in the chart above)

Donald Quigley	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	401(k) Plan	Contribution
	Retirement Plans	Tenure
Elena Liapkova	Salary	Fixed Compensation	None
	Bonus	Performance
	Deferred Compensation*	Performance
	401(k) Plan	Contribution
	Retirement Plans	Tenure

* Deferred Compensation includes shares of the Adviser’s parent company as well as shares of the Artio Global Funds.

Beneficial Ownership by Portfolio Managers (as of October 31, 2010)

Name of Portfolio Manager	Beneficial Ownership

Donald Quigley	[_________]
Elena Liapkova	[_________]

Potential Conflicts of Interest

As detailed in the table above, certain portfolio managers of the Fund also manage other portfolios for accounts with investment strategies that are similar to those of the Fund. These other portfolios (each, a “Portfolio” and collectively, the “Portfolios”) may include separate accounts, registered investment companies and unregistered pooled funds. It is possible that real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or Portfolio. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other Portfolios that they advise. The Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. The portfolio managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to those of the relevant Fund. In some cases, a Portfolio managed by the same portfolio manager may compensate the Adviser based on the performance of the Portfolio. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. In addition, a portfolio manager may have an incentive to allocate securities preferentially to the account for which the Adviser receives higher investment advisory fees based on the assets under management.

Artio Global’s portfolio managers may manage certain unregistered pooled funds which are hedge fund portfolios with the ability to enter into short positions. The portfolio manager’s ability to short sell securities held long by the Fund may create conflicts of interest. In an effort to mitigate such potential conflicts of interest, the Adviser has adopted side–by–side trade allocation procedures, which also include a prohibition on shorting securities on behalf of a portfolio that the Fund holds long.

Artio Global has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which Artio Global believes are reasonably designed to allocate investment opportunities on a fair and equitable basis. In addition, Artio Global monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior personnel at Artio Global periodically review the performance of Artio Global’s investment professionals. Although Artio Global does not track the time an investment professional spends on a single account, Artio Global does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

In many cases, these policies result in the pro rata allocation of limited opportunities across the Fund and other Artio Global accounts, but in many other cases the allocations reflect numerous other factors based upon the portfolio manager’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of the Fund and other Artio Global client accounts and applying a variety of factors. The Adviser seeks to treat all clients equitably in light of all factors relevant to managing an account, and in some cases it is possible that the application of certain factors may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors may result in allocations in which some Artio Global client accounts receive an allocation or opportunity not allocated to other Artio Global client accounts or the Fund. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.

Artio Global is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances.

Artio Global’s portfolio managers will make “allocation-related” decisions based on a number of factors including cash availability and liquidity considerations; account investment horizons, investment objectives and guidelines; client-specific investment guidelines and restrictions; the ability to hedge using short sales, futures, options or other techniques; suitability requirements and the nature of investment opportunity; account turnover guidelines; different levels of investment for different strategies; tax sensitivity of accounts; relative sizes and expected future sizes of applicable accounts; availability of other appropriate investment opportunities; and minimum denomination, minimum increments, de minimus threshold and round lot considerations.

Suitability considerations can include the relative attractiveness of a security to different accounts; concentration of positions in an account; the appropriateness of a security for the benchmark and benchmark sensitivity of an account; an account’s risk tolerance, risk parameters and strategy allocations; use of the opportunity as a replacement for a security Artio Global believes to be attractive for an account; considerations relating to hedging a position in a pair trade; and considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Artio Global personnel are dedicated to one or more funds, accounts or clients, including the Fund, may be a factor in determining the allocation of opportunities sourced by such personnel.

In addition to allocations of limited availability investments, the Adviser may, from time to time, develop and implement new investment opportunities or trading strategies, and these strategies may not be employed in all accounts (including the Fund) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Artio Global may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Artio Global deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than investments and performance of other Artio Global client accounts.

The Adviser and its affiliates may, during their routine research and trading activities on behalf of clients, including the Fund, encounter material non-public information. Artio Global has policies and procedures that require that transactions in securities for which the firm has acquired material non-public information are temporarily restricted until the information is otherwise made public or is no longer material. As a result, there may be periods when the Adviser or its affiliates may not be able to effect transactions on behalf of its clients, including the Fund, in the security of a company for which the Adviser or one of its affiliates is in possession of material non-public information, thereby, possibly causing the Fund to potentially miss an investment opportunity.

Certain employees of the Adviser may seek to participate on certain bond or shareholder committees and in that role may effectively come into possession of material nonpublic information. The Adviser has adopted information barriers procedures reasonably designed to help assist the Adviser and its employees to avoid situations that might create an appearance of impropriety with respect to such information, and enable, when appropriate, the Adviser to continue advising its clients, including the Fund, on such holdings when employees of the Adviser participate on such committees.

[The Fund invests in both bond and loan investments with the capacity of both lender and buyer. In certain cases, the portfolio management team may be in receipt of confidential information which may raise inherent conflict of interests since the same person who has access to confidential information on a loan may also be making investment decisions in that issuer’s publicly traded bonds. In an effort to mitigate this conflict, the Adviser has adopted compliance procedures to ensure that either (i) members of the portfolio management team do not become aware of syndicate information containing material non-public information, or (ii) should a member of the portfolio investment team elect to receive such information they refrain from trading such securities. As, and to the extent, required by law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by it’s possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.]

The Adviser has implemented a firm-wide compliance culture, compliance procedures, systems and safeguards designed to protect against potential incentives that may favor Portfolios and Funds over one another. Additionally, the Adviser has adopted policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that the Funds and Portfolios are treated equitably.

ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator and Custodian to the Fund.

For its services as custodian and for administrative, fund accounting and other services, the Fund pays State Street an annual fee based on the Fund’s average daily net assets equal to [0.03]% on the first $[7.5] billion in assets and [0.025]% on assets over $[7.5] billion. In addition, the Fund pays an annual fee of $7,500 for each share class in excess of two. [The Fund is subject to an annual minimum fee of $80,000.] Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Board concerning the Fund’s operations.

State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Fund, subject to the oversight of the Board. The assets of the Fund are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Fund’s portfolio of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed State Street and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”) serves as the principal distributor of each class of shares of the Fund. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. Pursuant to separate Distribution Agreements between the Trust, GEF and the Distributor, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is currently paid a fixed annual fee for services rendered to the Trust and GEF (the “Fixed Fee”). The Fixed Fee is equally paid by the Class A Shares of the Fund out of its Rule 12b-1 fees under the Distribution and Shareholder Services Plan (collectively the “Plans”) and the Adviser. The portion paid by the Plans is allocated to each portfolio series of the Fund based upon the pro-rata asset value of each portfolio’s Class A Share assets in the Fund. Marketing and distribution expenses other than the Fixed Fee which are paid to the Distributor are borne by the Adviser and the Plans based upon the pro-rata asset value of the Fund’s Class I and Class A shares.

The Trust may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Fund. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Fund and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A shares. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA.

Under the Plan, the Fund may pay an aggregate amount on an annual basis not to exceed [0.25]% of the value of the Fund’s average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of

Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Fund’s transfer agent, advertisement, printing costs and website costs.

The Plan is a compensation plan, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plan was terminated by the Board and a successor plan was adopted, the Fund would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses.

The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plan. The Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to such Plan. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of the Plan must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Trust or any Independent Board member has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan.

PROCESSING ORGANIZATION SUPPORT PAYMENTS AND OTHER ADDITIONAL COMPENSATION ARRANGEMENTS

Artio Global or one or more of its affiliates (for this section only, “Artio Global”) also may make additional payments to Processing Organizations out of their own resources under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:

Marketing Support Payments

Artio Global may make payments from its own resources to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds and classes. A Processing Organization’s marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. Artio Global compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed [0.25]% of the total net assets of the Fund attributable to the Processing Organization on an annual basis.

Program Servicing Payments

Artio Global also may make payments from its own resources to certain Processing Organizations who sell the Fund through programs such as retirement plan programs, qualified tuition programs or bank trust programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type may vary but generally will not exceed [0.25]% of the total assets in the program, on an annual basis.

Other Cash Payments

From time-to-time, Artio Global, at its own expense, may provide additional compensation to Processing Organizations or other third-parties, which sell or arrange for the sale of shares of the Fund. Artio Global may also make payments to certain other third-parties that currently or in the past have sold, arranged for the sale, or assisted in the sale of shares of the Fund. Such payments to these third parties may be in the form trail or other similar payments and will vary, but typically will not exceed [0.25]% of the total net assets of the Fund attributable to that third party. Such compensation provided by Artio Global to Processing Organizations may include financial assistance to Processing Organizations that enable Artio Global to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. Artio Global makes payments for events it deems appropriate, subject to Artio Global guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from Artio Global and any services provided.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Fund’s transfer and dividend disbursing agent. The Transfer Agent’s principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Fund’s shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board concerning the Fund’s operations.

CODE OF ETHICS

The Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, the Adviser has adopted a Code under Section 204 of the Investment Adviser Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for the Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to restrictions on investment practices that may conflict with the interests of the Fund.

PROXY VOTING PROCEDURES

The Fund has delegated proxy voting responsibilities to the Adviser subject to the Board’s general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained RiskMetrics Group to serve as its proxy service provider and intends to vote in accordance with RiskMetrics Group’s recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Fund and the interests of the Adviser or its affiliates. However, a portfolio management team of the Adviser may determine under certain circumstances to vote contrary to a RiskMetrics Group recommendation if believed not in the best interests of the Fund and its shareholders. In such circumstances, the Adviser will follow the firm’s Proxy Policy and Procedures which includes a Proxy Voting Working Group comprised of compliance and operational personnel responsible for granting final approval to the Adviser voting contrary to any RiskMetrics Group recommendation. A summary of RiskMetrics Group’s Proxy Voting Guidelines for the Fund is provided in Appendix B of this SAI.

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website at www.artiofunds.com and (2) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available via the methods noted above.

PORTFOLIO TRANSACTIONS AND RESEARCH

The Fund’s Adviser decides which securities to buy and sell on behalf of the Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

For each trade, the Adviser must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. For equity securities transactions, the Adviser may select a broker that charges more than the lowest available commission rate available from another broker. In executing securities transactions, the Adviser will make a good faith determination that the compensation is reasonable considering a variety of factors deemed relevant in the context of a particular trade and in regard to the Adviser’s overall responsibilities with respect to the Fund and its other clients. The factors considered will influence whether it is appropriate to execute an order using an electronic communication network (“ECN”), electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to:

•	the price, size and type of transaction;
•	the nature and characteristics of the markets for the security to be purchased or sold,
•	the execution efficiency, settlement capability, and financial condition of the firm;
•	the reasonableness of compensation to be paid, including spreads and commission rates;
•	the ability of a broker-dealer to provide anonymity while executing trades;
•	the ability of a broker-dealer to execute large trades while minimizing market impact;
•	the speed and certainty of executions, including broker willingness to commit capital;
•	the degree of specialization of the broker in such markets or securities;
•	the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker;
•	the reliability of a market center or broker;
•	the broker’s overall trading relationship with the Adviser; and
•	the provision of additional brokerage and research products and services, if applicable.

In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. The fee to the Adviser under its Advisory Agreement with the Fund is not reduced by reason of its receiving any brokerage and research services.

Other investment clients of the Adviser may invest in the same securities as the Fund. Investments made simultaneously with other clients that are executed with a particular broker may be averaged as to price and available investments allocated as to amount, in a manner which the Fund’s Adviser believes to be equitable to each client, including the Fund. When possible, investments made simultaneously with other clients are allocated on a pro-rata basis with a minimum fill size. Partially filled orders below the minimum fill size may be allocated based on an alternative allocation methodology. There may be instances where the Fund may not be allocated an investment, with limited availability, due to the appetite of other client accounts of the Adviser with similar investment objectives. The Adviser has implemented procedures to ensure that, over time, all client accounts including the Fund will be treated fairly and equitably. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Fund’s Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the broker. The Adviser may use futures contracts to increase or hedge the Fund’s exposure to a particular country, sector, or benchmark or to equitize a significant cash flow. Where permissible in the local market, the Adviser has centralized its futures clearing with a single broker through give-up agreements. Give-up arrangements provide the following benefits: (i) the consolidation of transactions performed with multiple brokers to reduce margin requirement; (ii) the reduction of trading errors and settlement delays through the consolidation of positions; and, (iii) the ability to trade with multiple brokers while consolidating settlement and clearing services.

Any portfolio transaction for the Fund may be executed through the Distributor or any affiliates of the Adviser if, in the Adviser’s judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges the Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

Research services may be supplied to the Adviser by the executing broker-dealer or by a third party at the direction of the broker-dealer through which portfolio transaction orders are placed. Research services may be provided in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts, economists, portfolio company management representatives and industry spokespersons and may include information on the economy, securities markets and other types of information that assist in the evaluation of investments. Examples of research services for which the Adviser might pay with Fund commissions include research reports, market color, macro-economic information, industries, groups of securities, individual companies, credit analysis, risk measurement, statistical information, political developments, technical market action, pricing and appraisal services, performance and other analysis.

The Adviser may participate in client commission arrangements under which the Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of commission credits to another firm that provides research to the Adviser. The Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations. The research services received as part of client commission arrangements complies with Section 28(e). Participating in commission sharing and client commission arrangements may enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other brokerage firms. Such arrangements may help to ensure the continued receipt of research services and facilitate best execution in the trading process.

Artio Global does not attempt to allocate to any particular client account the relative costs or benefits of brokerage and research services received from a broker-dealer. Rather, the Adviser believes that any brokerage and research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser in fulfilling its overall responsibilities to its clients. Accordingly, the Adviser may use brokerage and research services received from broker-dealers in servicing all of its accounts, and not all of such services will necessarily be used by the Adviser in connection with its management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by the Adviser may be used in connection with its management of the Fund, and not all of such services will necessarily be used by the Adviser in connection with its advisory services to such other accounts. Some of these products or services may not have an explicit cost associated with such product or service.

The Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund. Receipt of independent investment research allows the Adviser to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The Adviser subjects all outside research material and information received to its own internal analysis before incorporating such content into its investment process. As a practical matter, the Adviser considers independent investment research services to be supplemental to its own research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce its own research efforts. Any investment advisory or other fees paid by the Fund to Artio Global are not reduced as a result of the Adviser’s receipt of research services. It is unlikely that the Adviser would attempt to generate all of the information presently provided by broker-dealers and third party research services in part because there would no longer be an independent, supplemental viewpoint. Also, the expenses of the Adviser would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that research services of value are provided by or through such broker-dealers, the Adviser will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest, which the Adviser manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under the federal securities laws, including relevant regulatory interpretations thereof.

The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Board also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC or permitted by law.

The Board has adopted a policy allowing trades to be made between the Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, the Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

COMMISSION RECAPTURE PROGRAMS

The Board of the Trust has adopted a commission recapture program. Under the programs, a percentage of commissions generated by the portfolio transactions of the Fund is rebated to the Fund by the broker-dealers and credited to short-term security gain/loss.

CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees for the Fund, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of the Fund. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in the Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of the Fund, the shareholders of the Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in the Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

Control Persons of the Fund

[The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 25% of the outstanding voting securities as of the date of this SAI, and as such, could be deemed to control the Fund within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Shareholders owning 10% or more of the outstanding shares of the may be able to call meetings without the approval of other investors in the Fund.]

Principal Holders of the Fund

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

[The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.]

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

Portfolio Valuation

The Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of the Fund. The Prospectus discusses the time at which the NAV of the Fund is determined for purposes of effecting subscriptions and redemptions. The following is a description of the procedures used by the Fund to value its assets and liabilities.

General Valuation Information

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the local market in which the fund holds such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against the U.S. dollar (as quoted by WM/Reuters as of 11:00 a.m., EST for equity funds and as of 4:00 p.m., EST for fixed income funds). If market quotations for such securities are not available, the rate of exchange will be determined in good faith by the Adviser’s Pricing Committee (“Pricing

Committee”) in accordance with valuation procedures (the “Valuation Procedures”) approved by the Boards. The Fund has engaged the fund accounting agent (the “Fund Accounting Agent”) to calculate and keep a record of the Fund’s daily NAV. The Fund Accounting Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or market quotation services (collectively, an “Authorized Pricing Service”) approved by the Boards.

The Fund’s assets for which market quotations are readily available are assigned a fair market value based on quotations provided by pricing services or securities dealers. Equity investments are generally valued using the last sale price or official closing price of the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current bid and ask quotes.

Fixed income securities are generally valued using prices provided directly by an Authorized Pricing Service or from one or more broker dealers or market makers, in accordance with the Valuation Procedures. The Authorized Pricing Services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent that the Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing. Certain fixed income securities and obligations purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date.

Fair Value

When market quotations are not readily available, or if the Adviser believes that such market quotations are not accurate, the fair value of the Fund’s assets will be determined by the Pricing Committee in accordance with the Valuation Procedures. Under the Valuation Procedures, the Pricing Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset is thinly traded. For options, swaps and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Adviser monitors for developments in the marketplace globally for circumstances which may present a significant event. The Fund Accounting Agent also monitors the marketplace globally for such developments and notifies the Adviser if such developments are identified. The Pricing Committee may adjust previous closing prices of domestic or foreign securities in light of significant events in order to reflect the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; natural or man made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include but are not limited to corporate actions such as reorganizations, mergers and buyouts; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

For certain non-U.S. securities, the Boards have approved a third party vendor to supply evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the non-U.S. markets have closed. This fair value pricing methodology is designed to correlate the prices of foreign securities following the close of local markets to prices that might have prevailed at the time the Fund is priced. Fair value pricing of foreign securities may cause the value of such securities to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a foreign market is closed but the Fund is open.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the fair values were used in determining the Fund’s NAV. As a result, a subscription or redemption of Fund shares at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. While the Fund has policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

The Boards monitor the Adviser’s adherence to the Valuation Procedures and periodically review fair value decisions made by the Pricing Committee. The Boards have established Valuation Committees in order to delegate the authority and responsibility to oversee the implementation of, and adherence to the Valuation Procedures. The pricing methodologies utilized by the Authorized Pricing Service are reviewed periodically by the Pricing Committee under the general supervision of the Valuation Committees, which may replace any Authorized Pricing Service, at any time. The Pricing Committee’s primary responsibility is daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the Valuation Procedures.

REDEMPTIONS IN KIND

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

The Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. See “Excessive Purchases and Redemptions or Exchanges” below for further information.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by the Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of the Fund for shares of the appropriate class of any other Fund of the Artio Global Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this Fund) or the Artio Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5.00 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The exchange privilege enables shareholders to acquire shares in the Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Fund’s Board has adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Fund or its agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio. For example, such practices may result in the Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that the Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Fund’s valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Fund has procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Fund’s valuation time. To the extent that the Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Fund has procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Fund’s valuation time. To the extent that the Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund discourages and does not knowingly accommodate frequent purchases and redemptions of Fund shares. The Fund reserves the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to the Fund.

The Fund has adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged

Fund shares having a value of greater than $5,000 from making an investment in the Fund or making exchanges among Funds for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Funds are required to implement this purchase blocking policy or another policy that the Fund determines is reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Fund is not utilizing a round-trip policy, the Fund employs procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Fund to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than the Excessive or Short-Term Trading Policy described above, the Fund has not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Fund will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund.

If excessive trading is detected in an omnibus account, the Fund shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Fund determines that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Fund may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to the Fund. The Fund complies fully with applicable federal rules requiring them to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of fund shares by underlying beneficial owners through intermediary accounts will be provided to the Fund upon request. However, there can be no guarantee that all excessive, short term, or other trading activity the Fund may consider inappropriate will be detected even with such agreements in place.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Fund seeks to discourage excessive trading cannot eliminate the possibility that such trading activity in the Fund will occur. The Fund currently does not charge a redemption fee. The Fund reserves the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

ADDITIONAL INFORMATION CONCERNING TAXES

The Fund has elected and intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

The Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that the Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% “backup withholding tax” with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 30% “backup withholding tax” is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

In an effort to utilize capital loss carryforwards, the Fund may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_________________] serves as the independent registered public accounting firm of the Trust and performs annual audits of the Fund’s financial statements.

COUNSEL

Howard & Majewski LLP serves as counsel for the Fund.

FINANCIAL STATEMENTS

The Fund had not commenced operations prior to the date of this SAI and therefore does not have financial information.

APPENDIX A — DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor’s Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Adequate capacity to meet financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments.

Moody’s Investors Service’s Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to meet financial commitments.

AA — Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay meet financial commitments is very strong and differs from AAA issues only in small degree.

A — Bonds rated “A” have a strong capacity to meet financial commitments although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to meet financial commitments in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large

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uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base the rating, or that S&P does not rate a particular obligation as a matter of policy.

To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa — Bonds that are rated “Aaa” are judged to be of the highest quality and carry the minimal credit risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated “Aa” are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba — Bonds that are rated “Ba” are judged to have speculative elements and are subject to substantial credit risk. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated “B” are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated “Caa” are of poor standing and are subject to very high credit risk. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca — Bonds that are rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Bonds that are rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest..

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “Caa.” The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

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Appendix B

Appendix B – Proxy Voting Guidelines Summary

2010 U.S. Proxy Voting Guidelines Summary

February 25, 2010

RiskMetrics Group
2010 U.S. Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb. 1, 2010
Published December 31, 2009
Updated Feb. 25, 2010
The following is a condensed version of the proxy voting recommendations contained in the RiskMetrics’ (RMG) U.S. Proxy Voting Manual.

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2

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1. Routine/Miscellaneous

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

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Audit-Related

Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:
•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined on a CASE-BY-CASE basis. Four fundamental principles apply when determining votes on director nominees:
•

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

•	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•

Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability

Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST[1] the entire board of directors (except new nominees[2], who should be considered on a CASE-by-CASE basis), if:
•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

• The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

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•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

	-	A classified board structure;

	-	A supermajority vote requirement;

	-	Majority vote standard for director elections with no carve out for contested elections;

	-	The inability for shareholders to call special meetings;

	-	The inability for shareholders to act by written consent;

	-	A dual-class structure; and/or

	-	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

	-	Degree to which absences were due to an unavoidable conflict;

	-	Pattern of absenteeism; and

	-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

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2010 RMG Categorization of Directors

1.	Inside Director (I)
	1.1.	Employee of the company or one of its affiliates[i].
	1.2.	Among the five most highly paid individuals (excluding interim CEO).
	1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.
	1.4.	Current interim CEO.
	1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)
Board Attestation
	2.1.	Board attestation that an outside director is not independent.
Former CEO
	2.2.	Former CEO of the companyiii,iv.
	2.3.	Former CEO of an acquired company within the past five yearsiv.
	2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].
Non-CEO Executives
	2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.
	2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

	2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].
Other Relationships
	2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
	2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
	2.17.	Founderxi of the company but not currently an employee.
	2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
	3.1.	No materialxii connection to the company other than a board seat.
Footnotes:
[i] “Affiliate” includes a subsidiary, sibling company, or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise taking into account the following

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factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v] RMG will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, RMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause RMG to deem the founder as an independent outsider.

xii For purposes of RMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Age Limits
Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify (stagger) the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

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Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
• If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

• If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Majority Vote Threshold for Director Elections
Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections.
Vote AGAINST if no carve-out for plurality in contested elections is included.

Term Limits

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board-Related Shareholder Proposals/Initiatives

Age Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Annual Election (Declassification) of the Board
Vote FOR shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

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CEO Succession Planning
Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimus, the following factors:
•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting
Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure[3] to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

3 Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

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Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to RMG’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

	-	serves as liaison between the chairman and the independent directors;

	-	approves information sent to the board;

	-	approves meeting agendas for the board;

	-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

	-	has the authority to call meetings of the independent directors;

	-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

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•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

	-	Egregious compensation practices;

	-	Multiple related-party transactions or other issues putting director independence at risk;

	-	Corporate and/or management scandals;

	-	Excessive problematic corporate governance provisions; or

	-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access (Proxy Access)
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:
• The ownership threshold proposed in the resolution;

• The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Proxy Contests- Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold

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level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

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•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
•	The value of the NOLs;
•	The term;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

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•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent
Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:
•	Shareholders’ current right to act by written consent;
•	Consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.

Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Supermajority vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:

	o	The company’s use of authorized shares during the last three years;
	o	One-and three-year total shareholder return; and
	o	The board’s governance structure and practices;
•	The Current Request:
	o	Disclosure in the proxy statement of the specific reasons for the proposed increase;
o

The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

	o	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:

	o	The company’s use of authorized preferred shares during the last three years;

	o	One-and three-year total shareholder return; and

	o	The board’s governance structure and practices;

•	The Current Request:

	o	Disclosure in the proxy statement of specific reasons for the proposed increase;

o

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

	o	Whether the shares requested are blank check preferred shares, and whether they are declawed.

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Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

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Restructuring

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

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•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

	-	Are all shareholders able to participate in the transaction?

	-	Will there be a liquid market for remaining shareholders following the transaction?

	-	Does the company have strong corporate governance?

	-	Will insiders reap the gains of control following the proposed transaction?

	-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;

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•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
• Management’s efforts to pursue other alternatives;

• Appraisal value of assets; and

• The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Plans of Reorganization (Bankruptcy)
Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
• Estimated value and financial prospects of the reorganized company;

• Percentage ownership of current shareholders in the reorganized company;

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•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:
1.	Dilution to existing shareholders’ position.

	-	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

	-	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

-

When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

3.	Financial issues include but are not limited to examining the following:

	-	Company’s financial situation;

	-	Degree of need for capital;

	-	Use of proceeds;

	-	Effect of the financing on the company’s cost of capital;

	-	Current and proposed cash burn rate; and

	-	Going concern viability and the state of the capital and credit markets.

4.

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

5.	Control issues:

	-	Change in management;

	-	Change in control,

	-	Guaranteed board and committee seats;

	-	Standstill provisions;

	-	Voting agreements;

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	-	Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium
6.	Conflicts of interest

	-	Conflicts of interest should be viewed from the perspective of the company and the investor.

	-	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction

	-	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Special Purpose Acquisition Corporations (SPACs)
Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:
•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

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•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

5. COMPENSATION

Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pay and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short-and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
• Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to

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shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•

Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

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•	Guaranteed bonuses;

•	A single performance metric used for short-and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:

	-	Unclear explanation of how the CEO is involved in the pay setting process;

	-	Retrospective performance targets and methodology not discussed;

	-	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

	-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

	-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

• The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

• The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the following Burn Rate Table); or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

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For the Dec. 1, 2009 and future quarterly data downloads, RMG will use the 200-day volatility for the shareholder value transfer and burn rate policies. We will also use the 200-day average stock price for the shareholder value transfer policy.

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Burn Rate Table for 2010

		Russell 3000			Non-Russell 3000

1010	Energy	1.07%	1.08%	2.14%	2.04%	2.26%	4.30%
1510	Materials	0.94%	0.68%	1.63%	1.97%	2.57%	4.54%
2010	Capital Goods	1.10%	0.85%	1.95%	2.07%	2.62%	4.69%
2020	Commercial Services & Supplies	1.67%	1.23%	2.89%	1.82%	1.71%	3.53%
2030	Transportation	1.20%	0.93%	2.13%	1.36%	0.95%	2.31%
2510	Automobiles & Components	1.36%	1.63%	2.99%	1.36%	1.63%	2.99%
2520	Consumer Durables & Apparel	1.76%	1.21%	2.97%	1.56%	1.81%	3.37%
2530	Hotels Restaurants & Leisure	1.69%	1.11%	2.80%	1.52%	1.65%	3.17%
2540	Media	1.36%	0.93%	2.28%	2.14%	1.88%	4.03%
2550	Retailing	1.69%	1.41%	3.10%	2.19%	1.82%	4.01%
3010, 3020, 3030	Food & Staples Retailing	1.25%	1.67%	2.92%	1.52%	1.65%	3.17%
3510	Health Care Equipment & Services	2.19%	1.46%	3.65%	3.77%	4.16%	7.92%
3520	Pharmaceuticals & Biotechnology	3.19%	1.97%	5.16%	4.52%	4.05%	8.58%
4010	Banks	1.02%	1.04%	2.05%	0.81%	1.31%	2.12%
4020	Diversified Financials	2.21%	2.94%	5.15%	4.25%	4.05%	8.30%
4030	Insurance	1.07%	0.94%	2.02%	1.03%	1.28%	2.31%
4040	Real Estate	0.56%	0.49%	1.04%	0.99%	2.14%	3.13%
4510	Software & Services	3.15%	2.32%	5.47%	4.32%	3.26%	7.58%
4520	Technology Hardware & Equipment	2.60%	2.18%	4.79%	3.32%	3.76%	7.08%
4530	Semiconductors & Semiconductor Equipment	2.94%	1.88%	4.82%	4.33%	2.98%	7.31%
5010	Telecommunication Services	1.30%	1.20%	2.50%	2.63%	2.45%	5.08%
5510	Utilities	0.41%	0.39%	0.80%	0.76%	0.88%	1.64%

For companies that grant both full value awards and stock options to their participants, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

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•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control
Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

	-	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

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	-	The general vesting provisions of option grants; and

	-	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s classification of director independence.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term. Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

	-	A minimum vesting of three years for stock options or restricted stock; or

	-	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

	-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

	-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits names executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking defferal of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whehter for the named executive officers or a wider group of employees), taking into account the following factors:

• The company’s past practices regarding equity and cash compensation;

• Whether the company has a holding period of stock ownership requirements in place, such as a meaningful retention ration (at least 50 percent for full tenure); and

• Whether the company has a rigorous claw-back policy in place.

Compensation Consultants-Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

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Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	While employed and/or for two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with rebate release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

	-	Rigorous stock ownership guidelines;

	-	A holding period requirement coupled with a significant long-term ownership requirement; or

	-	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

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Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

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Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

	-	Rigorous stock ownership guidelines, or

	-	A holding period requirement coupled with a significant long-term ownership requirement, or

	-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under RMG policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –-related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executive in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control_.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

6. Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Animal Welfare

Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

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•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco
Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:
•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

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Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;
•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change and the Environment

Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:
•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

• The company’s level of disclosure is at least comparable to that of industry peers; and

• There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Animal Feeding Operations (CAFOs)
Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

• The company publicly discloses company and supplier farm environmental performance data; or

• The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

Energy Efficiency
Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:
•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

• The proponent requests adoption of specific energy efficiency goals within specific timelines.

Facility and Operational Safety/Security
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
• The company’s compliance with applicable regulations and guidelines;

• The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

• The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Operations in Protected Areas
Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:
•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending) as the practice of linking executive compensation and such criteria is currently the exception rather than the norm and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

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•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

Community Social and Environmental Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:
•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:
•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

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•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

MacBride Principles
Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:
•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

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•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sustainability

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

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Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;

•	Consolidation in the target market; and

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•	Current asset composition.

Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

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Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
• Fees charged to comparably sized funds with similar objectives;

• The proposed distributor’s reputation and past performance;

• The competitiveness of the fund in the industry;

• The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
• Resulting fee structure;

• Performance of both funds;

• Continuity of management personnel;

• Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s Net Asset Value (NAV);

• The fund’s history of shareholder relations;

• The performance of other funds under the advisor’s management.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) Amended and Restated Master Trust Agreement dated April 2, 2008, is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(a1)           Amendment No. 1 dated October 7, 2008 to the Amended and Restated Master Trust Agreement dated April 2, 2008 is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(a2) Amendment No. 2 to the Amended and Restated Master Trust Agreement to be filed by amendment.

(b) Fifth Amended and Restated By-Laws dated October 13, 2008 are incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(b1) Sixth Amended and Restated By-Laws to be filed by amendment.

(c)             The rights of holders of the securities being registered are included in the following documents: Articles IV and V of the Master Trust Agreement dated April 2, 2008 (incorporated by reference to Exhibit (a), as filed with the SEC via EDGAR on December 30, 2008) and Article 11 to the Registrant’s Fifth Amended and Restated By-Laws dated October 13, 2008 (incorporated by reference to Exhibit (b), as filed with the SEC via EDGAR on December 30, 2008).

(d)             Investment Advisory Agreement dated September 29, 2009 between the Registrant and Artio Global Management LLC is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(d) Amended and Restated Investment Advisory between the Registrant and Artio Global Management LLC is to be filed by amendment.

(d2)           Advisory Fee Waiver Agreement dated May 1, 2008 between the Registrant and Artio Global Management LLC is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(d3)           Expense Limitation Agreement dated February 28, 2010 between the Registrant on behalf of the Artio U.S. Microcap Fund (formerly, Julius Baer U.S. Microcap Fund), Artio U.S. Smallcap Fund (formerly, Julius Baer U.S. Smallcap Fund), Artio U.S. Midcap Fund (formerly, Julius Baer U.S. Midcap Fund), Artio U.S. Multicap Fund (formerly, Julius Baer U.S. Multicap Fund) and Artio Global Management LLC is incorporated by reference to Post-Effective Amendment No. 51 as filed with the SEC via EDGAR on February 26, 2010.

(d4)           Expense Limitation Agreement dated February 28, 2010 between the Registrant on behalf of the Artio Total Return Bond Fund (formerly, Julius Baer Total Return Bond Fund) and Artio Global Management LLC is incorporated by reference to Post-Effective Amendment No. 51 as filed with the SEC via EDGAR on February 26, 2010.

(d5)            Expense Limitation Agreement dated February 28, 2010 between the Registrant on behalf of the Artio Global High Income Fund (formerly, Julius Baer Global High Income Fund) and Artio Global Management LLC is incorporated by reference to Post-Effective Amendment No. 51 as filed with the SEC via EDGAR on February 26, 2010.

(d6) Expense Limitation Agreement between the Registrant on behalf of the Artio Local Emerging Markets Debt Fund and Artio Global Management LLC is to be filed by amendment.

(e)              Amended and Restated Distribution Agreement dated July 1, 2009 between the Registrant and Quasar Distributors, LLC is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(e1) Amended and Restated Distribution Agreement between the Registrant and Quasar Distributors, LLC is to be filed by amendment.

(e2) Form of Dealer Agreement is incorporated by reference to Post-Effective Amendment No. 51 as filed with the SEC via EDGAR on February 26, 2010.

(f) Not applicable.

(g)              Amended and Restated Custodian Agreement dated April 15, 2009 between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(g1) Amended and Restated Custodian Agreement between the Registrant and State Street Bank and Trust Company is to be filed by amendment.

(h)              Amended and Restated Administration Agreement dated April 15, 2009 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(h1) Amended and Restated Administration Agreement between the Registrant and State Street Bank and Trust Company is to be filed by amendment.

(h2)            Amended and Restated Securities Lending Agency Agreement dated April 15, 2009 between State Street Bank and Trust Company and the Registrant on behalf of Artio International Equity Fund, Artio International Equity Fund II, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(h3)            Amended and Restated Securities Lending Agency Agreement between State Street Bank and Trust Company and the Registrant on behalf of Artio Local Emerging Markets Debt Fund is to be filed by amendment.

(h4)            Amended and Restated Transfer Agent Servicing Agreement dated July 1, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(h5) Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC is to be filed by amendment.

(i) Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 9 as filed with the SEC via EDGAR on February 19, 1998.

(i1) Opinion of Counsel dated February 26, 2004, is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

(i2) Opinion of Counsel dated February 25, 2005, is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on February 27, 2005.

(j) Not applicable.

(k) Not applicable.

(l) Not applicable.

(m)            Amended and Restated Distribution and Shareholder Services Plan dated June 17, 2009 is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(m1) Amended and Restated Distribution and Shareholder Services Plan is to be filed by amendment.

(m2) Form of Rule 12b-1 Related Agreement is incorporated by reference to Post-Effective Amendment No. 51 as filed with the SEC via EDGAR on February 26, 2010.

(n) Amended Rule 18f-3 Plan dated December 17, 2008 is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(n1) Amended Rule 18f-3 Plan dated December 17, 2008 is to be filed by amendment.

(o) Not applicable.

(p)             Code of Ethics of the Registrant and Artio Global Management LLC dated October 2008 is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(p1) Code of Ethics of Quasar Distributors LLC, dated November 2007, is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(q)             Powers of Attorney for Robert S. Mathews, Peter Wolfram, Robert J. McGuire, Harvey B. Kaplan, Antoine Bernheim, Thomas Gibbons, and Glen Wisher dated February 20, 2009 are incorporated by reference to Post-Effective Amendment No. 49 as filed with EDGAR on February 27, 2009.

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification.

The Registrant is a Massachusetts business trust. As a Massachusetts business trust, the Registrant’s operations are governed by a Master Trust Agreement (“Declaration of Trust”). The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the Sub-Trust with which such person dealt for the payment of such credit, contract or claim and that neither the shareholders of any Sub-Trust nor the Trustees nor any of the officers, employees or agents of the Registrant, nor any other Sub-Trust of the Registrant shall be personally liable for such credit, contract or claim. The Registrant indemnifies each of the Trustees and officers and other persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise, against all liabilities and expenses incurred in connection with the defense or disposition of any action, suit or other proceeding before any court or administrative or legislative body in which such person may be involved as a party or with which such person may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter in which such person did not act in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Declaration of Trust further provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law, for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Registrant, or for any act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees, when acting in good faith in discharging their duties, shall be entitled to rely upon the books of account of the Registrant and upon written reports made to the Trustees. However, nothing in the Declaration of Trust protects any Trustee or officer against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 31.	Business and Other Connections of Investment Adviser

The list required by this Item 26 of Directors and Officers of Artio Global Management LLC (“Artio Global”) is incorporated by reference to Schedules A and D to Artio Global’s Form ADV filed by Artio Global pursuant to the Investment Advisers Act of 1940 (File No. 801-18766; IARD No. 106863).

Item 32.	Principal Underwriter.

(a)	Quasar Distributors, LLC (“Quasar”) acts as principal underwriter for the Registrant and each of its series. Additionally, Quasar is the principal underwriter for the following investment companies:

Academy Fund Trust	First Amer Investment Funds, Inc.	Newgate Capital
ActivePassive Funds	First Amer Investment Funds, Inc.	Nicholas Funds
Akre Funds	First American Funds, Inc.	Niemann Tactical Return Fund
Akros Absolute Return Fund	Fund X Funds	Osterweis Funds
Al Frank Funds	Geneva Advisors Funds	Perkins Capital Management
Allied Asset Advisors Funds	Gerstein Fisher Funds	Permanent Portfolio Funds
Alpine Equity Trust	Glenmede Fund, Inc.	Perritt Opportunities Funds

Alpine Income Trust	Greenspring Fund	Phocas Financial Funds
Alpine Series Trust	Grubb & Ellis	PIA Funds
American Trust	Guinness Atkinson Funds	PineBridge Funds
Appleton Group	Harding Loevner Funds	Poplar Forest Partners Fund
Artio Global Funds	Hennessy Funds, Inc	Portfolio 21
Ascentia Funds	Hennessy Mutual Funds, Inc.	Primecap Odyssey Funds
Barrett Growth Fund	Hodges Funds	Prospector Funds
Brandes Investment Trust	Hotchkis and Wiley Funds	Purisima Funds
Bridges Investment Fund, Inc.	Huber Funds	Quaker Investment Trust
Bright Rock Funds	Huber Funds	Rainier Funds
Brown Advisory Funds	Intrepid Capital Management	RBC Funds Trust
Buffalo Funds	Jacob Funds, Inc.	Schooner Investment Group
CAN SLIM Select Growth Fund	Jensen Funds	Smead Value Fund
Capital Advisors Funds	Keystone Mutual Funds	Snow Fund
Chase Funds	Kiewit Investment Fund L.L.L.P.	Stephens Management Co.
Congress Fund	Kirr Marbach Partners Funds, Inc	Teberg Fund
Cookson Peirce	LKCM Funds	Thompson Plumb (TIM)
Counterpoint Select Fund	Mariner Funds	Thunderstorm Mutual Funds
Country Funds	Marketfield Fund	TIFF Investment Program, Inc.
The Cushing MLP Funds	Masters’ Select Fund Trust	Tygh Capital Management
Davidson Funds	Matrix Asset Advisors, Inc.	USA Mutuals Funds
DoubleLine Funds	McCarthy Fund	Villere Fund
DSM Capital Funds	Monetta Fund, Inc.	Wall Street Fund
Edgar Lomax Value Fund	Monetta Trust	Windowpane Advisors, LLC
Empiric Funds, Inc.	Morgan Dempsey Funds	Winslow Green Mutual Funds
Evermore Global Investors Trust	MP63 Fund	Wisconsin Capital Funds, Inc.
FIMCO Funds	Muhlenkamp (Wexford Trust)	WY Funds

Quasar is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. Quasar is located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

(b)	The following is a list of the executive officers and directors of Quasar.

The business address for each of the executive officers and directors of Quasar, except Mr. Kern and Mr. Falkeis, is US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kern and Mr. Falkeis is US Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202.

Name and Principal	Positions and Offices with	Positions and Officers
Business Address	Principal Underwriter	With Fund

James Robert Schoenike	President and Board Member	None
Joe Redwine	Board Member	None
Robert Kern	Board Member	None
Eric Walter Falkeis	Board Member	None
Andrew M. Strnad	Secretary	None
Teresa Cowan	Assistant Secretary	None
Susan LaFond	Treasurer	None
John Kinsella	Assistant Treasurer	None

(c)	Not applicable

Item 33.	Location of Accounts and Records

(1)	Artio Global Investment Funds
c/o Artio Global Management LLC
330 Madison Avenue
New York, New York 10017

(2)	State Street Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as
administrator and custodian)

(3)	Quasar Distributors, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
(records relating to its functions as
distributor)

(4)	U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
(records relating to its functions as
transfer agent)

(5)	Artio Global Management LLC
330 Madison Avenue
New York, New York 10017
(records relating to its functions as investment
adviser as of January 1, 2001)

Item	34.	Management Services

		Not applicable.

Item	35.	Undertakings

		Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 52 for Artio Global Investment Funds to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on August 31, 2010.

ARTIO GLOBAL INVESTMENT FUNDS

By:	/s/ Anthony Williams

Anthony Williams
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Anthony Williams	President and Chief Executive Officer	August 31, 2010

Anthony Williams

/s/ Timothy Clemens	Chief Financial Officer	August 31, 2010

Timothy Clemens

Antoine Bernheim*	Trustee	August 31, 2010

Antoine Bernheim

Thomas Gibbons*	Trustee	August 31, 2010

Thomas Gibbons

Harvey B. Kaplan*	Trustee	August 31, 2010

Harvey B. Kaplan

Robert S. Matthews*	Trustee	August 31, 2010

Robert S. Matthews

Robert McGuire*	Trustee	August 31, 2010

Robert McGuire

Glen Wisher*	Trustee	August 31, 2010

Glen Wisher

Peter Wolfram*	Trustee	August 31, 2010

Peter Wolfram

*By:	/s/ John Whilesmith

John Whilesmith

(*As Attorney-in-Fact pursuant to Powers of Attorney filed as exhibit (q) to Post-Effective Amendment No. 49 as filed with the SEC via EDGAR on February 27, 2009.)